Exhibit 1.2

MUFG CAPITAL FINANCE 1 LIMITED

(incorporated with limited liability under the laws of the Cayman Islands)

U.S. Dollar-Denominated Non-Cumulative Preferred Securities

(Liquidation Preference $1,000 Per Preferred Security)

PURCHASE AGREEMENT

Dated: •, 2006

MUFG CAPITAL FINANCE 1 LIMITED

(incorporated with limited liability under the laws of the Cayman Islands)

U.S. Dollar-Denominated Non-Cumulative Preferred Securities

(Liquidation Preference $1,000 Per Preferred Security)

PURCHASE AGREEMENT

•, 2006

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

4 World Financial Center

New York, New York 10080

and

J.P. Morgan Securities Inc.

270 Park Ave.

New York, New York 10017

as Representatives of the several Underwriters

Ladies and Gentlemen:

MUFG Capital Finance 1 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Issuer”), and Mitsubishi UFJ Financial Group, Inc., a bank holding company with limited liability organized under the laws of Japan (“MUFG”), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), J.P. Morgan Securities Inc. (“J.P. Morgan”), and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and J.P. Morgan are acting as representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Issuer and the purchase by the Underwriters, acting severally and not jointly, of the number of shares of U.S. dollar-denominated non-cumulative preferred shares, liquidation preference $1,000 per preferred security, of the Issuer (the “Preferred Securities”), set forth in said Schedule A.

Preferred Securities in book-entry form will be issued to Cede & Co., as nominee of The Depository Trust Company (“DTC”), pursuant to a letter to be dated as of the Closing Time (as defined in Section 2(b) hereof) from the Issuer to DTC (the “DTC Letter”).

MUFG owns all of the issued and outstanding ordinary shares of the Issuer (the “Issuer Ordinary Shares”).

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Concurrently with the issuance of the Preferred Securities:

(i) The Issuer will use the proceeds from the issuance of its ordinary shares to make a junior subordinated loan to MUFG (the “Holding Junior Subordinated Loan”) pursuant to a Junior Subordinated Loan Agreement (the “Holding Junior Subordinated Loan Agreement”).

(ii) The Issuer will use the proceeds from the issuance of the Preferred Securities to purchase U.S. dollar-denominated preferred securities, liquidation preference $1,000 per preferred security, of BTMU Preferred Capital 1 Limited (the “Bank SPC”) pursuant to a preferred securities purchase agreement (the “Bank SPC Preferred Securities Purchase Agreement”).

(iii) The Issuer and MUFG will enter into an Agency Agreement with JPMorgan Chase Bank, N.A., as paying agent, calculation agent and registrar (the “Agent”), in respect of the Preferred Securities (the “Agency Agreement”).

(iv) MUFG will enter into a Subordinated Guarantee Agreement with the Issuer and the Agent in respect of the Preferred Securities (the “Subordinated Guarantee Agreement”) providing a subordinated guarantee (the “Guarantee”) to the holders of the Preferred Securities for the payment of any dividends, the redemption price and the liquidation preference payable with respect to the Preferred Securities and a contingent obligation to pay the Issuer any such amounts that are due and payable under the Guarantee but remain unpaid.

(v) The Bank SPC is an exempted company incorporated with limited liability under the laws of the Cayman Islands. The Bank of Tokyo-Mitsubishi UFJ, Ltd., a joint stock corporation with limited liability organized under the laws of Japan (“BTMU”), owns all of the issued and outstanding ordinary shares of the Bank SPC (the “Bank SPC Ordinary Shares”). The Bank SPC will use the proceeds from the issuance of its ordinary shares to make a junior subordinated loan (the “Bank Junior Subordinated Loan”) to BTMU pursuant to a Junior Subordinated Loan Agreement (the “Bank Junior Subordinated Loan Agreement”).

(vi) The Bank SPC will use the proceeds from the issuance of its preferred securities (the “Bank SPC Preferred Securities”) to make a senior subordinated loan (the “Senior Subordinated Loan”) to BTMU pursuant to a Senior Subordinated Loan Agreement (the “Senior Subordinated Loan Agreement”).

(vii) The Bank SPC will enter into a Support Agreement with BTMU pursuant to which BTMU will provide financial support in respect of payments of any dividends, the redemption price and the liquidation preference payable with respect to the Bank SPC Preferred Securities (the “Support Agreement”).

(viii) The Bank SPC and BTMU will enter into a Calculation Agent Agreement with JPMorgan Chase Bank, N.A. in respect of the Bank SPC’s preferred securities (the “Bank SPC Calculation Agent Agreement”).

Payments under the Bank SPC Preferred Securities, the Holding Junior Subordinated Loan Agreement and the Subordinated Guarantee Agreement are expected to be the Issuer’s only sources of funds to pay dividends on the Preferred Securities, and payments under the Senior Subordinated Loan Agreement, the Bank Junior Subordinated Loan Agreement and the Support Agreement are expected to be the Bank SPC’s only sources of funds to pay dividends on the Bank SPC Preferred Securities.

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This Agreement, the Issuer Ordinary Shares, the Bank SPC Ordinary Shares, the Preferred Securities, the Bank SPC Preferred Securities, the DTC Letter, the Agency Agreement, the Bank SPC Calculation Agent Agreement, the Bank SPC Preferred Securities Purchase Agreement, the Subordinated Guarantee Agreement, the Support Agreement, the Holding Junior Subordinated Loan Agreement, the Bank Junior Subordinated Loan Agreement and the Senior Subordinated Loan Agreement are collectively referred to herein as the “Transaction Documents.”

The Issuer and MUFG understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Issuer and MUFG have filed with the U.S. Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form F-3 (No. 333-•), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the “1933 Act Regulations”) under the U.S. Securities Act of 1933, as amended (the “1933 Act”). Such registration statement covers the registration of the Preferred Securities and the Guarantee under the 1933 Act. Promptly after execution and delivery of this Agreement, the Issuer and MUFG will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of the Preferred Securities and the Guarantee that omitted Rule 430B Information is herein called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by 1933 Act Regulations, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Preferred Securities and the Guarantee, including the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act at the time of the execution of this Agreement and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the U.S. Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

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SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Issuer and MUFG. Each of the Issuer and MUFG represents and warrants to each Underwriter as of the date hereof, the Applicable Time referred to in Section 1(a)(ii) hereof, the Closing Time referred to in Section 2(b) hereof and, with respect to Section 1(a)(i) hereof, such date and times as well as the other respective times referred to in such Section, and agrees with each Underwriter, as follows:

(i) Status as a Well-Known Seasoned Issuer. (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Issuer or MUFG or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations (“Rule 163(c)”)) made any offer relating to the Preferred Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations (“Rule 163”) and (D) at the date hereof, each of the Issuer and MUFG was and is a “well-known seasoned issuer” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”). The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Preferred Securities and the Guarantee, since their registration on the Registration Statement, have been and remain eligible for registration by the Issuer and MUFG on a Rule 405 “automatic shelf registration statement.” None of the Issuer or MUFG has received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of filing the Original Registration Statement, at the earliest time thereafter that the Issuer or MUFG or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Preferred Securities and at the date hereof, neither the Issuer nor MUFG was or is an “ineligible issuer,” as defined in Rule 405.

(ii) Registration Statement, Prospectus and Disclosure at Time of Sale. The Original Registration Statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”) on February 28, 2006, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Issuer or MUFG, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Preferred Securities or the Guarantee made prior to the filing of the Original Registration Statement by the Issuer or MUFG or any person acting on their behalf (within the meaning, for this paragraph only, of Rule 163(c)) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or

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omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus (as defined below), when all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means •:00 [a./p.]m. (New York City time) on •, 2006 or such other time as agreed by the Issuer, MUFG and the Representatives.

“Statutory Prospectus” as of any time means the prospectus relating to the Preferred Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Preferred Securities that (i) is required to be filed with the Commission by the Issuer or MUFG, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Preferred Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the records of the Issuer or MUFG pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

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Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Preferred Securities or until any earlier date that the Issuer and MUFG notified or notifies the Representatives through Merrill Lynch, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Issuer and MUFG by any Underwriter through Merrill Lynch expressly for use therein.

(iii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Original Registration Statement became effective, (b) at the earlier of time the Prospectus was first used and the date and time of the first contract of sale of Preferred Securities in this offering and (c) at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv) Independent Accountants. Deloitte Touche Tohmatsu, the accountants who certified the financial statements and supporting schedules of MUFG’s predecessor, Mitsubishi Tokyo Financial Group, Inc. (“MTFG”), included in the Registration Statement, are independent public accountants with respect to MUFG as required by the 1933 Act and the 1933 Act Regulations; and ChuoAoyama PricewaterhouseCoopers, the accountants who certified the financial statements and supporting schedules of UFJ Holdings, Inc. (“UFJ Holdings”) included in the Registration Statement, were, as of August 31, 2005 and during the period covered by the financial statements on which they reported, independent public accountants with respect to UFJ Holdings as required by the 1933 Act and the 1933 Act Regulations.

(v) Financial Statements. The annual and semiannual financial statements of MTFG included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of MTFG and its consolidated subsidiaries at the dates indicated and the statements of operations, changes in equity from nonowner sources, shareholders’ equity and cash flows of MTFG and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods involved except for the effects of accounting changes as disclosed in the notes to the financial statements. The annual and semiannual financial statements of UFJ Holdings included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of UFJ Holdings and its consolidated subsidiaries at the dates indicated and the statements of operations, changes in equity from nonowner sources, shareholders’ equity and cash flows of UFJ Holdings and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved

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except for the effects of accounting changes as disclosed in the notes to the financial statements. The supporting schedules, if any, present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected financial data of MTFG and UFJ Holdings included in the Prospectus present fairly the information shown therein and, except as noted in the Prospectus, have been compiled on a basis consistent with that of the audited financial statements of MTFG and UFJ Holdings, as the case may be, included in the Registration Statement. The quarterly financial information of MUFG included in the Prospectus, together with the related notes, present fairly the financial position of MUFG and its consolidated subsidiaries at the dates indicated and the statement of operations of MUFG and its consolidated subsidiaries for the periods specified; said financial information has been prepared in conformity with the disclosure requirements of the Tokyo Stock Exchange and from accounting records maintained for Japanese GAAP reporting purposes and stated on a basis generally consistent with that of the audited annual consolidated financial statements of MTFG included in its Japanese language annual securities reports (Yuukashouken Houkokusho) filed with the Minister of Finance of Japan. The reverse reconciliation included in the Prospectus presents fairly the information set forth therein and fairly and accurately describes the differences in all material respects between Japanese GAAP and U.S. GAAP as they relate to the financial statements of MTFG. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.

(vi) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer or MUFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by MUFG or any of its subsidiaries which are material with respect to the Issuer or MUFG and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Issuer, MUFG or, for the period prior to October 1, 2005, UFJ Holdings on any class of their respective capital stock.

(vii) Incorporation of the Issuer and Bank SPC. Each of the Issuer and the Bank SPC has been duly organized and is validly existing as an exempted company with limited liability in good standing under the laws of the Cayman Islands and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Transaction Documents to which it is a party; no steps have been made for the winding up of the Issuer or the Bank SPC under the laws of the Cayman Islands; and each of the Issuer and the Bank SPC has not engaged in and will not engage in any business or other activity except in connection with its organization under the laws of the Cayman Islands, the entering into of the Transaction Documents to which it is a party, and in the case of the Issuer, the issuance, offering and sale of the Preferred Securities contemplated by the Prospectus.

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(viii) Incorporation of MUFG. MUFG has been duly organized and is validly existing as a joint stock company with limited liability under the laws of Japan and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is a party; no steps have been made for the winding up of MUFG under the laws of Japan; and MUFG is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(ix) Incorporation of Subsidiaries. Each “significant subsidiary” of MUFG (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly incorporated or organized, is validly existing as a corporation and, where such concept is applicable, is in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary owned by MUFG, directly or through subsidiaries, has been duly authorized and validly issued, is fully paid and non-assessable and is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary owned by MUFG, directly or through subsidiaries, was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only Significant Subsidiaries of MUFG are the subsidiaries listed on Schedule C hereto. The Issuer and the Bank SPC have no subsidiaries.

(x) Ownership of Capital Stock of Issuer and Bank SPC. The shares of issued and outstanding capital stock of each of the Issuer and the Bank SPC have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Issuer or the Bank SPC was issued in violation of the preemptive or other similar rights of any securityholder of the Issuer or the Bank SPC, as the case may be. All of the issued and outstanding Issuer Ordinary Shares are owned beneficially and of record directly by MUFG and all of the issued and outstanding Bank SPC Ordinary Shares are owned beneficially and of record directly by BTMU, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

(xi) Capitalization of MUFG. The authorized, issued and outstanding capital stock of MUFG following the merger of MTFG and UFJ Holdings is as set forth in the Prospectus in the column entitled “Pro Forma” under the caption “Capitalization and Indebtedness” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of MUFG have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of MUFG was issued in violation of the preemptive or other similar rights of any securityholder of MUFG. Except as disclosed in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options, or agreements to grant warrants, rights or options, to purchase or to subscribe for, or obligations or commitments of MUFG or any of its Significant Subsidiaries to create, issue, sell or otherwise

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dispose of, any capital stock or other equity securities (or any such securities, warrants, rights, options or obligations) of MUFG or any of its Significant Subsidiaries other than the rights of the Underwriters under this Agreement.

(xii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Issuer and MUFG and, under the laws of Japan, will constitute a valid and binding agreement of each of the Issuer and MUFG, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xiii) Authorization of the other Transaction Documents. Each of the Issuer, MUFG, BTMU and the Bank SPC has duly authorized, executed and delivered each of the other Transaction Documents to which it is a party; and each of the other Transaction Documents will constitute a valid and binding agreement of each of the Issuer, MUFG, BTMU and the Bank SPC which is a party thereto, enforceable against each such party in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xiv) Authorization and Description of the Preferred Securities. The Preferred Securities to be purchased by the Underwriters from the Issuer and registered in the name of Cede & Co., as nominee for DTC, have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Issuer pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Preferred Securities conform to the description thereof contained in the Prospectus, and will be in substantially the form filed as an exhibit to the Registration Statement; the issuance of the Preferred Securities is not subject to the preemptive or other similar rights of any securityholder of the Issuer; except as disclosed in the Prospectus, there are no restrictions on the voting or transfer of the Preferred Securities; and the certificates for the Preferred Securities will, when issued at the Closing Time, be in the proper form to be legal and valid under the laws of the Cayman Islands.

(xv) Description of Other Securities and Instruments. Each of the Issuer Ordinary Shares, the Bank SPC Ordinary Shares, the Agency Agreement, the Bank SPC Calculation Agent Agreement, the Guarantee, the Bank SPC Preferred Securities, the Senior Subordinated Loan, the Holding Junior Subordinated Loan, the Bank Junior Subordinated Loan and the Support Agreement conform to the description thereof contained in the Prospectus and, in the case of the Agency Agreement and the Subordinated Guarantee Agreement, will be in substantially the respective forms filed as exhibits to the Registration Statement.

(xvi) Description of Taxation. The statements set forth in the Prospectus under the caption “Taxation,” insofar as they purport to describe the provisions of the laws, regulations and documents referred to therein, or legal conclusions with respect thereto, fairly summarize such provisions or conclusions in all material respects.

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(xvii) Absence of Defaults and Conflicts. Neither MUFG nor any of its subsidiaries is (i) in violation of its Articles of Incorporation, Regulations of the Board of Directors, Share Handling Regulations or similar organizational document, (ii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over MUFG or any subsidiary or any of their assets, properties or operations or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which MUFG or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of MUFG or any subsidiary is subject (collectively, “Agreements and Instruments”) except, in the case of clause (ii) or (iii) above, for such violations or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Preferred Securities and the use of the proceeds from the sale of the Preferred Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by each of the Issuer, MUFG, BTMU and the Bank SPC with its respective obligations under the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of MUFG or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Articles of Incorporation, Regulations of the Board of Directors, Share Handling Regulations or similar organizational document of MUFG or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over MUFG or any subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by MUFG or any subsidiary.

(xviii) Absence of Labor Dispute. No labor dispute with the employees of MUFG or any subsidiary exists or, to the knowledge of MUFG, is imminent.

(xix) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of MUFG, threatened, against or affecting MUFG or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the other Transaction Documents or the performance by each of the Issuer, MUFG, BTMU and the Bank SPC of its respective obligations under the Transaction Documents to which it is a party; the aggregate of all pending legal or governmental proceedings to which MUFG or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

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(xx) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xxi) Possession of Intellectual Property. MUFG and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or possess would not, singly or in the aggregate, result in a Material Adverse Effect, and neither MUFG nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of MUFG or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xxii) Absence of Manipulation. None of the Issuer, MUFG or any of their respective affiliates has taken, nor will MUFG or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Issuer or MUFG or to facilitate the sale or resale of the Preferred Securities.

(xxiii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by any of the Issuer, MUFG, BTMU or the Bank SPC of its respective obligations under the Transaction Documents to which it is a party, in connection with the offering, issuance or sale of the Preferred Securities hereunder or the consummation of the transactions contemplated by this Agreement and the other Transaction Documents or for the due execution, delivery or performance of the other Transaction Documents by the respective parties thereto, except (i) such as have been already obtained, (ii) such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state of the United States or under the laws of any jurisdiction outside the Cayman Islands, Japan and the United States and (iii) the notices by MUFG and BTMU under the Banking Law of Japan to the Commissioner of the Financial Services Agency of Japan, the filing of the securities notices by the Issuer and the Bank SPC under the Securities and Exchange Law of Japan to the Director General of Kanto Local Finance Bureau and the reports by MUFG, the Issuer, BTMU and the Bank SPC under the Foreign Exchange and Foreign Trade Law of Japan to the Minister of Finance of Japan through the Bank of Japan as set forth in Sections 3(o) and 3(p) hereof, respectively.

(xxiv) Possession of Licenses and Permits. MUFG and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate national, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; MUFG and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except

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when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither MUFG nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxv) Title to Property. MUFG and its subsidiaries have good and marketable title to all real property owned by MUFG and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, result in a Material Adverse Effect; and all of the leases and subleases material to the business of MUFG and its subsidiaries, considered as one enterprise, and under which MUFG or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither MUFG nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of MUFG or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of MUFG or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except where the failure of the lease or sublease to be in full force and effect or such claim could not, singly or in the aggregate, result in a Material Adverse Effect.

(xxvi) Investment Company Act. None of the Issuer or MUFG is required, and upon the issuance and sale of the Preferred Securities and the Bank SPC Preferred Securities as contemplated herein and in the Bank SPC Preferred Securities Purchase Agreement and the application of the respective net proceeds therefrom as described in the Prospectus, none of them will be required, to register as, an “investment company” under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”).

(xxvii) Accounting Controls and Disclosure Controls. MUFG and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Prospectus, since the end of MUFG’s most recent audited fiscal year, there has been (I) no material weakness in MUFG’s internal control over financial reporting (whether or not remediated) and (II) no change in MUFG’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, MUFG’s internal control over financial reporting.

MUFG and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by MUFG in the reports that it files or submits under the 1934 Act, the Securities and Exchange Law of Japan and the rules and regulations of the Tokyo Stock Exchange is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, the Tokyo Stock Exchange and the rules and regulations under the Securities and Exchange Law of Japan, as the case may be, and is accumulated and communicated to MUFG’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

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(xxviii) Payment of Taxes. All Japanese income tax returns of MUFG, UFJ Holdings and their respective subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided, except for the failure to file returns or to pay taxes that would not result in a Material Adverse Effect. The Japanese income tax returns of MUFG, UFJ Holdings and their respective subsidiaries through the fiscal year ended March 31, 2005 have been settled and no assessment in connection therewith has been made against MUFG, UFJ Holdings and their respective subsidiaries, except where the failure to settle the returns or the making of the assessment would not result in a Material Adverse Effect. MUFG, UFJ Holdings and their respective subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by MUFG, UFJ Holdings and their respective subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of MUFG in respect of any income and corporation tax liability of MUFG, UFJ Holdings and their respective subsidiaries for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

(xxix) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that MUFG believes to be reliable and accurate, and MUFG has obtained the written consent to the use of such data from such sources where required for purposes of the Registration Statement.

(xxx) Foreign Corrupt Practices Act. Neither MUFG nor, to the knowledge of MUFG, any director, officer, agent, employee, affiliate or other person acting on behalf of MUFG or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and MUFG and, to the knowledge of MUFG, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxi) Money Laundering Laws. The operations of MUFG and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving MUFG or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of MUFG, threatened.

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(xxxii) OFAC. None of MUFG or any of its subsidiaries or, to the knowledge of MUFG, any director, officer, agent, employee, affiliate or person acting on behalf of MUFG or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and none of MUFG or any of its subsidiaries will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxiii) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of MUFG or any of MUFG’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxiv) Pending Proceedings and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and neither the Issuer nor MUFG is the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Preferred Securities.

(xxxv) Listing of the Preferred Securities. Application has been made for the Preferred Securities to be approved for listing on the Singapore Stock Exchange (the “Singapore Stock Exchange”).

(xxxvi) Passive Foreign Investment Company. MUFG is not, and does not intend to become, as a result of the receipt and application of the proceeds of the sale of the Preferred Securities and the Bank SPC Preferred Securities, a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(xxxvii) No Public Offering in the Cayman Islands. None of the Issuer or MUFG has, or has caused its affiliates to, directly or indirectly, make any offer or invitation to the public in the Cayman Islands to subscribe for the Preferred Securities.

(xxxviii) Transfer Taxes. No stamp, issue, registration, documentary or transfer tax or duty or other similar tax or duty (collectively, “Transfer Taxes”) and no capital gains, income or withholding tax or other tax is payable by or on behalf of the Underwriters to any Cayman Islands or Japanese taxing or other Cayman Islands or Japanese governmental authority in connection with (a) the creation, issuance, sale or delivery by the Issuer of the Preferred Securities to the Underwriters in the manner contemplated by this Agreement, (b) assuming that none of the Underwriters has any permanent establishment in Japan for Japanese tax purposes, the sale by the Underwriters of the Preferred Securities in the manner contemplated by this Agreement and the Prospectus, (c) assuming that none of the Underwriters has any permanent establishment in Japan for Japanese tax purposes, the execution, delivery or performance of this Agreement or (d) the execution, delivery or performance of any of the other Transaction Documents or the consummation of any of the transactions contemplated therein.

(xxxix) Withholding Taxes. Except as described in the Prospectus, payments made by (a) the Issuer to the holders of the Preferred Securities, (b) MUFG to the holders of the Preferred Securities and the Issuer under the Subordinated Guarantee Agreement, (c) the Bank SPC to the Issuer in respect of the Bank SPC Preferred Securities and (d) BTMU to the Bank SPC in respect of the Senior Subordinated Loan Agreement, the Bank Junior Subordinated Loan Agreement and

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the Support Agreement will not be subject under the current laws of the Cayman Islands or Japan or any political subdivision of the Cayman Islands or Japan to any withholdings or similar charges for or on account of taxation.

(xl) Validity under the Laws of the Cayman Islands and Japan. It is not necessary under the laws of the Cayman Islands, Japan or any political subdivision thereof or authority or agency therein in order to enable a subsequent purchaser of Preferred Securities or an owner of any interest therein to enforce its rights under the Preferred Securities or the Guarantee or to enable an Underwriter to enforce its rights under this Agreement that it should, as a result solely of its holding of Preferred Securities be licensed, qualified, or otherwise entitled to carry on business in the Cayman Islands, Japan or any political subdivision thereof or authority or agency therein; each of the Transaction Documents is in proper legal form under the laws of each of the Cayman Islands, Japan and any political subdivision thereof or authority or agency therein for the enforcement thereof against the Issuer and MUFG, as the case may be, therein; and it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Transaction Documents or the Preferred Securities in the Cayman Islands, Japan or any political subdivision thereof or agency therein that any of them be filed or recorded with any court, authority or agency in, or that any stamp, registration or similar taxes or duties be paid to any court, authority or agency of the Cayman Islands, Japan or any political subdivision thereof (except, in the case of the Cayman Islands, that nominal stamp duty may be payable).

(b) Officer’s Certificates. Any certificate signed by any officer of MUFG or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by MUFG to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuer agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Issuer, at a price of $• per Preferred Security, the number of Preferred Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities. In consideration of the agreement of the Underwriters to act as managers in connection with the offering of the Preferred Securities, the Issuer and MUFG agree to pay a commission of $• per Preferred Security for each Preferred Security purchased by the Underwriters.

(b) Payment. Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, Ark Mori Building, 37th Floor, 12-32, Akasaka 1-chome, Minato-ku, Tokyo, Japan, or at such other place as shall be agreed upon by the Representatives, the Issuer and MUFG, at • [a./p.]m. (New York City time) on •, 2006 (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten New York Business Days after such date as shall be agreed upon by the Representatives, the Issuer and MUFG (such time and date of payment and delivery being herein called “Closing Time”). “New York Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day that settlements are allowed to take place on the New York Stock Exchange and which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

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Payment of the purchase price shall be made to the Issuer by wire transfer of immediately available funds to a bank account designated by the Issuer and MUFG, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. Merrill Lynch, individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

MUFG and the Issuer shall pay the commission referred to in Section 2(a) hereof to the Representatives or their agent on behalf of the Underwriters as soon as practicable following the Closing Time, but in any event no later than the business day immediately following the Closing Time.

(c) Issuance Taxes. The Issuer and MUFG will bear and pay any Transfer Taxes, including any interest and penalties, on the creation, issuance and sale of the Preferred Securities and their initial resale to subsequent purchasers in accordance with the terms of this Agreement and on the execution and delivery of this Agreement and any value-added tax payable in connection with the expense reimbursement payable by the Issuer and MUFG pursuant to this Agreement.

(d) Denominations; Registration. Certificates representing the Preferred Securities shall be issued in the name of Cede & Co., as nominee of DTC, and delivered to the Agent as custodian, and shall be issued in respect of such number of Preferred Securities as the Representatives may request in writing at least one full New York Business Day before the Closing Time. The certificates representing the Preferred Securities will be made available for examination by the Representatives in The City of New York not later than 10:00 a.m. (New York City time) on the New York Business Day prior to the Closing Time.

SECTION 3. Covenants of the Issuer and MUFG. Each of the Issuer and MUFG jointly and severally covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees. The Issuer and MUFG, subject to Section 3(b) hereof, will comply with the requirements of Rule 430B and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Preferred Securities or the Guarantee shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Preferred Securities or the Guarantee for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Issuer or MUFG becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Preferred Securities or the Guarantee. Each of the Issuer and MUFG will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such

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prospectus. The Issuer and MUFG will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Issuer and MUFG shall pay the required Commission filing fees relating to the Preferred Securities and the Guarantee within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations.

(b) Filing of Amendments and Exchange Act Documents. The Issuer and MUFG will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Preferred Securities or the Guarantee or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Issuer and MUFG will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document which is promptly disapproved by the Representatives or counsel for the Underwriters on a reasonable basis. The Issuer and MUFG have given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Issuer and MUFG will give the Representatives notice of their intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document which is promptly disapproved by the Representatives or counsel for the Underwriters except for any document that in the written opinion of counsel to the Issuer, MUFG or BTMU is required to be filed by the 1934 Act.

(c) Delivery of Registration Statements. The Issuer and MUFG have furnished or will deliver to the Representatives, without charge, signed copies of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof), and will also deliver to the Representatives, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Issuer and MUFG have delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Issuer and MUFG hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Issuer and MUFG will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Issuer and MUFG will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Preferred Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Issuer and MUFG, to

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amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Issuer and MUFG will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment, supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Issuer and MUFG will use their best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Preferred Securities and the Guarantee) and the Issuer and MUFG will furnish to the Underwriters such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or any other registration statement relating to the Preferred Securities or the Guarantee or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Issuer and MUFG will promptly notify Merrill Lynch and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) Blue Sky Qualifications. The Issuer and MUFG will use their best efforts, in cooperation with the Underwriters, to qualify the Preferred Securities and the Guarantee for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Issuer and MUFG shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Issuer and MUFG will also supply the Underwriters with such information as is necessary for the determination of the legality of the Preferred Securities and the Guarantee for investment under the laws of such jurisdictions as the Underwriters may request.

(g) Rule 158. Each of the Issuer and MUFG will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h) Use of Proceeds. Each of the Issuer, the Bank SPC and BTMU will use the respective net proceeds received by it from the sale of the Preferred Securities, the Bank SPC Preferred Securities and the Senior Subordinated Loans, as the case may be, in the manner specified in the Prospectus under “Use of Proceeds.”

(i) Listing. The Issuer and MUFG will use their best efforts to effect and, so long as any of the Preferred Securities remains outstanding, use their commercially reasonable efforts to maintain, the listing of the Preferred Securities on the Singapore Stock Exchange or an alternative exchange.

(j) Restriction on Sale of Securities. During a period of 30 days from the date of the Prospectus, the Issuer and MUFG will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, any preference stock of the Issuer or MUFG or any other finance subsidiary of

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MUFG established for the purpose of issuing securities that would qualify as Tier 1 capital of MUFG or any securities that are convertible into, or exchangeable for, any of the Preferred Securities or such other preference stock, except for any issuance of preference stock which is required by applicable laws.

(k) Reporting Requirements. The Issuer and MUFG, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l) Issuer Free Writing Prospectuses. Each of the Issuer and MUFG represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Issuer, MUFG and the Representatives, it has not made and will not make any offer relating to the Preferred Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Issuer, MUFG and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Issuer and MUFG represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(m) Ratings. The Issuer and MUFG shall take all reasonable action necessary to enable Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group, a division of McGraw Hill, Inc. (“S&P”) to provide credit ratings of the Preferred Securities.

(n) DTC. The Issuer and MUFG will cooperate with the Representatives and use their best efforts to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of DTC.

(o) Notice to the Financial Services Agency. Following execution of this Agreement, BTMU will submit in a timely manner the notices required to be submitted to the Commissioner of the Financial Services Agency of Japan under the Banking Law of Japan.

(p) Notice to the Minister of Finance. Following execution of this Agreement, MUFG, the Issuer, BTMU and the Bank SPC will submit in a timely manner the reports required to be submitted to the Minister of Finance of Japan through the Bank of Japan under the Foreign Exchange and Foreign Trade Law of Japan.

(q) No Public Offering in the Cayman Islands. Each of the Issuer and MUFG represents, warrants and agrees that it will not, and will cause its affiliates not to, directly or indirectly, make any offer or invitation to the public in the Cayman Islands to subscribe for the Preferred Securities.

(r) No Stabilization. None of the Issuer, MUFG or any of their respective Affiliates, or any person acting on any of their behalf (other than the Underwriters and their respective Affiliates, as to whom none of the Issuer or MUFG makes any representation) will take, directly or indirectly, any action designed to cause or to result in, or that will constitute or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of MUFG or any of its subsidiaries to facilitate the sale or resale of the Preferred Securities.

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(s) Public Announcements. During the period beginning on the date hereof and ending on the earlier of the date 180 days after the Closing Time and the date of the completion of the placement of the Preferred Securities, as evidenced by a notice in writing from the Representatives to MUFG (which written notice must be delivered promptly upon completion of the placement), MUFG will not, and will cause its subsidiaries and all other parties acting on its behalf not to, issue any public announcement or participate in any press or other financial conference which could reasonably be expected to have a material effect on the distribution of the Preferred Securities, without obtaining the prior written approval of the Representatives.

(t) U.S. Tax Election. Each of the Issuer and the Bank SPC will properly and timely file a Form 8832 with the U.S. Internal Revenue Service in order to be treated as a partnership for U.S. federal income tax purposes, effective as of the date of its formation. The Issuer will make available to any U.S. holder a copy of the Form 8832 filed with respect to the Issuer upon written request by such U.S. holder to the Agent through the DTC, Euroclear or Clearstream participant holding interests in the preferred securities for such U.S. holder.

SECTION 4. Payment of Expenses.

(a) Expenses. Unless otherwise agreed, each of the Issuer and MUFG jointly and severally agrees to pay or cause to be paid all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, the other Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Preferred Securities, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, including any Transfer Taxes payable upon the sale, issuance and delivery of the Preferred Securities to the Underwriters as specified in Section 2 hereof and any charges of clearing agencies in connection therewith, (iv) the fees and disbursements of counsel, accountants and other advisors to the Issuer and MUFG, (v) the qualification of the Preferred Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses in connection with the Agency Agreement and the Calculation Agent Agreement, including the fees and disbursements of counsel for the Agent in connection with the Transaction Documents and the Preferred Securities, (ix) any fees payable in connection with the rating of the Preferred Securities, (x) the fees and expenses incurred in connection with the listing of the Preferred Securities on the Singapore Stock Exchange, including the fees and disbursements of counsel retained in connection therewith, and (xi) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Preferred Securities made by the Underwriters caused by a breach of the representation contained in the sixth paragraph of Section 1(a)(ii) hereof.

(b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Issuer and MUFG shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

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SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Issuer and MUFG contained in Section 1 hereof or in certificates of any officer of MUFG or any subsidiary of MUFG delivered pursuant to the provisions hereof, to the performance by the Issuer and MUFG of their covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B).

(b) Opinions of Counsel for the Issuer and MUFG. At Closing Time, the Representatives shall have received the favorable opinions and disclosure letters, as the case may be, each dated as of Closing Time, of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for the Issuer and MUFG, (ii) Nagashima, Ohno & Tsunematsu, Japanese counsel for the Issuer and MUFG, (iii) Maples and Calder, Cayman Islands counsel for the Issuer and MUFG, and (iv) the general counsel of UnionBanCal Corporation, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters.

(c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the opinion and disclosure letter, reasonably satisfactory to them, each dated as of Closing Time, of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters. Such counsel may state that, insofar as such opinion or disclosure letter involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of MUFG and its subsidiaries and certificates of public officials.

(d) Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer or MUFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a Director of each of the Issuer and a certificate of a Representative Director of MUFG, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Issuer and MUFG has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission and (v) the representations made in the certificate of the chief financial officer of MUFG delivered to the Representatives at the time of execution of this Agreement pursuant to Section 5(e) hereof remain accurate at and as of Closing Time.

(e) Chief Financial Officer’s Certificate. At the time of execution of this Agreement, the Representatives shall have received a certificate of the chief financial officer of MUFG, dated as of such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such certificate for each of the other Underwriters, with respect to certain of the financial statements

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and financial information contained in the Registration Statement and the Prospectus and other financial information of MUFG.

(f) Accountants’ Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from each of Deloitte Touche Tohmatsu and ChuoAoyama PricewaterhouseCoopers a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(g) Bring-down Comfort Letters. At Closing Time, the Representatives shall have received from each of Deloitte Touche Tohmatsu and ChuoAoyama PricewaterhouseCoopers a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in their respective letters furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(h) Maintenance of Rating. At Closing Time, the Preferred Securities shall be rated at least Baa2 by Moody’s and BBB by S&P, and MUFG shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Preferred Securities or any debt securities of MUFG, BTMU or Mitsubishi UFJ Trust and Banking Corporation (“MUTB”) by Japan Credit Rating Agency, Ltd., Rating and Investment Information, Inc. or any “nationally recognized statistical rating agency,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Preferred Securities or any debt securities of MUFG, BTMU or MUTB.

(i) Approval of Listing. At Closing Time, the Preferred Securities shall have been approved-in-principle for listing on the Singapore Stock Exchange, subject only to official notice of issuance.

(j) Tier 1 Treatment. To MUFG’s knowledge, the FSA has not objected to the treatment by MUFG of the Preferred Securities and by BTMU of the Bank SPC Preferred Securities as core (or Tier 1) capital under applicable banking regulations in Japan.

(k) DTC. At the Closing Time, the Preferred Securities shall have been designated eligible for clearing and settlement through the facilities of DTC.

(l) Transaction Documents. The execution and delivery of each of the other Transaction Documents shall have occurred prior to or at the Closing Time, each of the other Transaction Documents shall be in full force and effect at the Closing Time, and the closings contemplated in each of the other Transaction Documents shall have occurred prior to or simultaneously with the issuance of the Preferred Securities.

(m) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Issuer and MUFG in connection with the issuance and sale of the Preferred Securities as herein contemplated and in connection with the other transactions

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contemplated in the other Transaction Documents shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Issuer and MUFG at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7 and 8 hereof shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriters. Each of the Issuer and MUFG jointly and severally agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of each of the Issuer and MUFG;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuer and MUFG by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of the Issuer, MUFG, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless each of the Issuer, MUFG, their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who

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controls the Issuer or MUFG within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuer and MUFG by such Underwriter through Merrill Lynch expressly for use therein.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by MUFG. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and MUFG on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and MUFG on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted

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in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Issuer and MUFG on the one hand and the Underwriters on the other hand in connection with the offering of the Preferred Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Preferred Securities pursuant to this Agreement (before deducting expenses) received by the Issuer and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Preferred Securities as set forth on the cover of the Prospectus.

The relative fault of the Issuer and MUFG on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer or MUFG or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Each of the Issuer, MUFG and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of each of the Issuer and MUFG, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Issuer or MUFG within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Issuer and MUFG. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Preferred Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of MUFG or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any

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person controlling any Underwriter, its officers or directors or any person controlling the Issuer or MUFG, and (ii) delivery of and payment for the Preferred Securities.

SECTION 9. Termination of Agreement.

(a) Termination; General. The Representatives may terminate this Agreement, by notice to the Issuer and MUFG, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer or MUFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in Japan, the United Kingdom, the United States or other international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or (iii) if trading in any securities of MUFG or any of its subsidiaries has been suspended or materially limited by the Commission, the Financial Services Agency of Japan, the U.K. Listing Authority, the London Stock Exchange, the Luxembourg Stock Exchange, the New York Stock Exchange or the Tokyo Stock Exchange, or if trading generally on the American Stock Exchange, the London Stock Exchange, the New York Stock Exchange or the Tokyo Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., the Financial Services Agency of Japan, the U.K. Listing Authority or any other governmental authority other than daily limits or ranges imposed in the ordinary course by the Tokyo Stock Exchange, or a material disruption has occurred in commercial banking or securities settlement, or (iv) if a material disruption has occurred in commercial banking or securities settlement or clearance services in Japan or the United States, or with respect to Clearstream or Euroclear systems in Europe, or (v) if there occurs any change or development involving a prospective change in Cayman Islands or Japanese taxation adversely affecting the Issuer, MUFG, the Preferred Securities or the transfer thereof, or (vi) if a banking moratorium has been declared by any relevant authority in Japan, London, New York or the United States.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Preferred Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a) if the number of Defaulted Securities does not exceed 10% of the aggregate number of the Preferred Securities to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount of the Preferred Securities constituting Defaulted Securities in the proportions that their respective underwriting obligations of the

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Preferred Securities hereunder bear to the underwriting obligations of the Preferred Securities of all non-defaulting Underwriters, or

(b) if the number of Defaulted Securities exceeds 10% of the aggregate number of the Preferred Securities to be purchased hereunder and arrangements satisfactory to the Underwriters and the Issuer for the purchase of such Preferred Securities are not made within 36 hours of such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, any of the Representatives, the Issuer or MUFG shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Merrill Lynch at 4 World Financial Center, New York, New York 10080, attention of Transaction Management Group; and notices to the Issuer and MUFG shall be directed to them at 2-7-1, Marunouchi, Chiyoda-ku, Tokyo 100-8330, Japan, attention of Financial Planning Division, General Manager.

SECTION 12. No Advisory or Fiduciary Relationship. Each of the Issuer and MUFG acknowledges and agrees that (a) the purchase and sale of the Preferred Securities pursuant to this Agreement, including the determination of the public offering price of the Preferred Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuer and MUFG, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Issuer or MUFG, or any of their respective stockholders, creditors or employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuer or MUFG with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Issuer or MUFG on other matters) and no Underwriter has any obligation to the Issuer or MUFG with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuer and MUFG, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuer and MUFG have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, MUFG and the Issuer and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, MUFG and the Issuer and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, MUFG and the Issuer and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit

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of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. Consent to Jurisdiction; Appointment of Agent for Service of Process.

(a) Each of the Issuer and MUFG irrevocably consents and agrees for the benefit of the holders of the Preferred Securities and the Underwriters that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement, the Preferred Securities or the Guarantee may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and any appellate court from any thereof and, until all amounts due and to become due in respect of all the Preferred Securities have been paid, or until any such legal action, suit or proceeding commenced prior to such payment has been concluded, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

(b) Each of the Issuer and MUFG hereby irrevocably designates, appoints and empowers Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States, Attention: Robert E. Hand, Esq., General Counsel, with offices currently at 1251 Avenue of the Americas, New York, New York 10020-1104, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement, the Preferred Securities, the Guarantee or any additional agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, it being understood and agreed that the designation, appointment and empowerment of Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States as such authorized agent shall become effective immediately upon the execution of this Agreement without any further action on the part of the Issuer, MUFG or any other person or entity. Each of the Issuer and MUFG represents to each Underwriter that it has notified Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States of such designation, appointment and empowerment and that Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States has accepted the same. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, each of the Issuer and MUFG agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 14 satisfactory to the Underwriters. Each of the Issuer and MUFG further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Section 14 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to it, at its address specified in or designated pursuant to this Agreement. Each of the Issuer and MUFG agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Underwriters to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Issuer or MUFG or bring actions, suits or proceedings against either of them in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Issuer and MUFG hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement, the Preferred Securities or the Guarantee

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brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section 14 shall survive any termination of this Agreement, in whole or in part.

SECTION 15. Waiver of Immunities. To the extent that the Issuer or MUFG or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the other Transaction Documents or any additional agreement, each of the Issuer and MUFG hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

SECTION 16. Foreign Taxes. All payments by the Issuer and MUFG to each of the Underwriters hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereinafter imposed, levied, collected, withheld or assessed by the Cayman Islands, Japan or any other jurisdiction in which the Issuer or MUFG has an office from which payment is made or deemed to be made, excluding (i) any such tax imposed by reason of such Underwriter having some connection with any such jurisdiction other than its participation as Underwriter hereunder, and (ii) any income or franchise tax on the overall net income of such Underwriter imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York (all such non-excluded taxes, “Foreign Taxes”). If the Issuer or MUFG is prevented by operation of law or otherwise from paying, causing to be paid or remitting that portion of amounts payable hereunder represented by Foreign Taxes withheld or deducted, then amounts payable under this Agreement shall, to the extent permitted by law, be increased to such amount as is necessary to yield and remit to each Underwriter an amount which, after deduction of all Foreign Taxes (including all Foreign Taxes payable on such increased payments) equals the amount that would have been payable if no Foreign Taxes applied.

SECTION 17. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in the City of New York on the business day preceding that on which final judgment is given. The obligation of each of MUFG and the Issuer with respect to any sum due from it to any Underwriter or any person controlling any Underwriter or any affiliate of any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person or affiliate of any sum in such other currency, and only to the extent that such Underwriter or controlling person or affiliate may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person or affiliate hereunder, each of MUFG and the Issuer agrees, jointly and severally, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person or affiliate against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person or affiliate hereunder, such Underwriter or

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controlling person or affiliate agrees to pay to the relevant of MUFG and the Issuer an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person or affiliate hereunder.

SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 19. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 21. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer and MUFG a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Issuer and MUFG in accordance with its terms.

Very truly yours, MUFG CAPITAL FINANCE 1 LIMITED

By:
Name: Title:

MITSUBISHI UFJ FINANCIAL GROUP, INC.

By:
Name: Title:

CONFIRMED AND ACCEPTED, as of the date first above written: MERRILL LYNCH & CO. MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Authorized Signatory

J.P. MORGAN SECURITIES INC.

By:
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

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SCHEDULE A

Name of Underwriter	Number of Preferred Securities

Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.

Total

Sch A-1

[SCHEDULE B]

[Pricing Termsheet]

Sch B-1

[SCHEDULE C]

[List of Subsidiaries]

Sch C-1

Exhibit D-1

MUFG CAPITAL FINANCE 2 LIMITED

(incorporated with limited liability under the laws of the Cayman Islands)

Euro-Denominated Non-Cumulative Preferred Securities

(Liquidation Preference €1,000 Per Preferred Security)

PURCHASE AGREEMENT

Dated: •, 2006

MUFG CAPITAL FINANCE 2 LIMITED

(incorporated with limited liability under the laws of the Cayman Islands)

Euro-Denominated Non-Cumulative Preferred Securities

(Liquidation Preference €1,000 Per Preferred Security)

PURCHASE AGREEMENT

•, 2006

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

                      Incorporated

Deutsche Bank AG, London Branch

Mitsubishi UFJ Securities International plc

as Representatives of the several Underwriters

c/o MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

                      Incorporated

4 World Financial Center

New York, New York 10080

Ladies and Gentlemen:

MUFG Capital Finance 2 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Issuer”), and Mitsubishi UFJ Financial Group, Inc., a bank holding company with limited liability organized under the laws of Japan (“MUFG”), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Deutsche Bank AG, London Branch (“Deutsche Bank”), and Mitsubishi UFJ Securities International plc (“MUSI”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Deutsche Bank and MUSI are acting as representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Issuer and the purchase by the Underwriters, acting severally and not jointly, of the number of shares of Euro-denominated non-cumulative preferred shares, liquidation preference €1,000 per preferred security, of the Issuer (the “Preferred Securities”), set forth in said Schedule A.

Preferred Securities will be registered in the name of Chase Nominees Limited, as nominee of a common depositary for Euroclear Bank, S.A./N.V, as operator of the Euroclear system (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”).

MUFG owns all of the issued and outstanding ordinary shares of the Issuer (the “Issuer Ordinary Shares”).

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Concurrently with the issuance of the Preferred Securities:

(i) The Issuer will use the proceeds from the issuance of its ordinary shares to make a junior subordinated loan to MUFG (the “Holding Junior Subordinated Loan”) pursuant to a Junior Subordinated Loan Agreement (the “Holding Junior Subordinated Loan Agreement”).

(ii) The Issuer will use the proceeds from the issuance of the Preferred Securities to purchase Euro-denominated preferred securities, liquidation preference €1,000 per preferred security, of BTMU Preferred Capital 2 Limited (the “Bank SPC”) pursuant to a preferred securities purchase agreement (the “Bank SPC Preferred Securities Purchase Agreement”).

(iii) The Issuer and MUFG will enter into an Agency Agreement with JPMorgan Chase Bank, N.A., as paying agent and calculation agent, and JPMorgan Chase Bank, N.A., London Branch, and registrar (the “Agents”), in respect of the Preferred Securities (the “Agency Agreement”).

(iv) MUFG will enter into a Subordinated Guarantee Agreement with the Issuer and the Agents in respect of the Preferred Securities (the “Subordinated Guarantee Agreement”) providing a subordinated guarantee (the “Guarantee”) to the holders of the Preferred Securities for the payment of any dividends, the redemption price and the liquidation preference payable with respect to the Preferred Securities and a contingent obligation to pay the Issuer any such amounts that are due and payable under the Guarantee but remain unpaid.

(v) The Bank SPC is an exempted company incorporated with limited liability under the laws of the Cayman Islands. The Bank of Tokyo-Mitsubishi UFJ, Ltd., a joint stock corporation with limited liability organized under the laws of Japan (“BTMU”), owns all of the issued and outstanding ordinary shares of the Bank SPC (the “Bank SPC Ordinary Shares”). The Bank SPC will use the proceeds from the issuance of its ordinary shares to make a junior subordinated loan (the “Bank Junior Subordinated Loan”) to BTMU pursuant to a Junior Subordinated Loan Agreement (the “Bank Junior Subordinated Loan Agreement”).

(vi) The Bank SPC will use the proceeds from the issuance of its preferred securities (the “Bank SPC Preferred Securities”) to make a senior subordinated loan (the “Senior Subordinated Loan”) to BTMU pursuant to a Senior Subordinated Loan Agreement (the “Senior Subordinated Loan Agreement”).

(vii) The Bank SPC will enter into a Support Agreement with BTMU pursuant to which BTMU will provide financial support in respect of payments of any dividends, the redemption price and the liquidation preference payable with respect to the Bank SPC Preferred Securities (the “Support Agreement”).

(viii) The Bank SPC and BTMU will enter into a Calculation Agent Agreement with JPMorgan Chase Bank, N.A., London Branch, in respect of the Bank SPC’s preferred securities (the “Bank SPC Calculation Agent Agreement”).

Payments under the Bank SPC Preferred Securities, the Holding Junior Subordinated Loan Agreement and the Subordinated Guarantee Agreement are expected to be the Issuer’s only sources of funds to pay dividends on the Preferred Securities, and payments under the Senior Subordinated Loan Agreement, the Bank Junior Subordinated Loan Agreement and the Support Agreement are expected to be the Bank SPC’s only sources of funds to pay dividends on the Bank SPC Preferred Securities.

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This Agreement, the Issuer Ordinary Shares, the Bank SPC Ordinary Shares, the Preferred Securities, the Bank SPC Preferred Securities, the Agency Agreement, the Bank SPC Calculation Agent Agreement, the Bank SPC Preferred Securities Purchase Agreement, the Subordinated Guarantee Agreement, the Support Agreement, the Holding Junior Subordinated Loan Agreement, the Bank Junior Subordinated Loan Agreement and the Senior Subordinated Loan Agreement are collectively referred to herein as the “Transaction Documents.”

The Issuer and MUFG understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Issuer and MUFG have filed with the U.S. Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form F-3 (No. 333-•), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the “1933 Act Regulations”) under the U.S. Securities Act of 1933, as amended (the “1933 Act”). Such registration statement covers the registration of the Preferred Securities and the Guarantee under the 1933 Act. Promptly after execution and delivery of this Agreement, the Issuer and MUFG will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of the Preferred Securities and the Guarantee that omitted Rule 430B Information is herein called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by 1933 Act Regulations, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Preferred Securities and the Guarantee, including the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act at the time of the execution of this Agreement and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the U.S. Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

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SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Issuer and MUFG. Each of the Issuer and MUFG represents and warrants to each Underwriter as of the date hereof, the Applicable Time referred to in Section 1(a)(ii) hereof, the Closing Time referred to in Section 2(b) hereof and, with respect to Section 1(a)(i) hereof, such date and times as well as the other respective times referred to in such Section, and agrees with each Underwriter, as follows:

(i) Status as a Well-Known Seasoned Issuer. (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Issuer or MUFG or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations (“Rule 163(c)”)) made any offer relating to the Preferred Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations (“Rule 163”) and (D) at the date hereof, each of the Issuer and MUFG was and is a “well-known seasoned issuer” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”). The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Preferred Securities and the Guarantee, since their registration on the Registration Statement, have been and remain eligible for registration by the Issuer and MUFG on a Rule 405 “automatic shelf registration statement.” None of the Issuer or MUFG has received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of filing the Original Registration Statement, at the earliest time thereafter that the Issuer or MUFG or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Preferred Securities and at the date hereof, neither the Issuer nor MUFG was or is an “ineligible issuer,” as defined in Rule 405.

(ii) Registration Statement, Prospectus and Disclosure at Time of Sale. The Original Registration Statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”) on February 28, 2006, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Issuer or MUFG, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Preferred Securities or the Guarantee made prior to the filing of the Original Registration Statement by the Issuer or MUFG or any person acting on their behalf (within the meaning, for this paragraph only, of Rule 163(c)) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

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Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus (as defined below), when all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means •:00 [a./p.]m. (New York City time) on •, 2006 or such other time as agreed by the Issuer, MUFG and the Representatives.

“Statutory Prospectus” as of any time means the prospectus relating to the Preferred Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Preferred Securities that (i) is required to be filed with the Commission by the Issuer or MUFG, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Preferred Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the records of the Issuer or MUFG pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

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Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Preferred Securities or until any earlier date that the Issuer and MUFG notified or notifies the Representatives through Merrill Lynch, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Issuer and MUFG by any Underwriter through Merrill Lynch expressly for use therein.

(iii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Original Registration Statement became effective, (b) at the earlier of time the Prospectus was first used and the date and time of the first contract of sale of Preferred Securities in this offering and (c) at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv) Independent Accountants. Deloitte Touche Tohmatsu, the accountants who certified the financial statements and supporting schedules of MUFG’s predecessor, Mitsubishi Tokyo Financial Group, Inc. (“MTFG”), included in the Registration Statement, are independent public accountants with respect to MUFG as required by the 1933 Act and the 1933 Act Regulations; and ChuoAoyama PricewaterhouseCoopers, the accountants who certified the financial statements and supporting schedules of UFJ Holdings, Inc. (“UFJ Holdings”) included in the Registration Statement, were, as of August 31, 2005 and during the period covered by the financial statements on which they reported, independent public accountants with respect to UFJ Holdings as required by the 1933 Act and the 1933 Act Regulations.

(v) Financial Statements. The annual and semiannual financial statements of MTFG included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of MTFG and its consolidated subsidiaries at the dates indicated and the statements of operations, changes in equity from nonowner sources, shareholders’ equity and cash flows of MTFG and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods involved except for the effects of accounting changes as disclosed in the notes to the financial statements. The annual and semiannual financial statements of UFJ Holdings included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of UFJ Holdings and its consolidated subsidiaries at the dates indicated and the statements of operations, changes in equity from nonowner sources, shareholders’ equity and cash flows of UFJ Holdings and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved

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except for the effects of accounting changes as disclosed in the notes to the financial statements. The supporting schedules, if any, present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected financial data of MTFG and UFJ Holdings included in the Prospectus present fairly the information shown therein and, except as noted in the Prospectus, have been compiled on a basis consistent with that of the audited financial statements of MTFG and UFJ Holdings, as the case may be, included in the Registration Statement. The quarterly financial information of MUFG included in the Prospectus, together with the related notes, present fairly the financial position of MUFG and its consolidated subsidiaries at the dates indicated and the statement of operations of MUFG and its consolidated subsidiaries for the periods specified; said financial information has been prepared in conformity with the disclosure requirements of the Tokyo Stock Exchange and from accounting records maintained for Japanese GAAP reporting purposes and stated on a basis generally consistent with that of the audited annual consolidated financial statements of MTFG included in its Japanese language annual securities reports (Yuukashouken Houkokusho) filed with the Minister of Finance of Japan. The reverse reconciliation included in the Prospectus presents fairly the information set forth therein and fairly and accurately describes the differences in all material respects between Japanese GAAP and U.S. GAAP as they relate to the financial statements of MTFG. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.

(vi) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer or MUFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by MUFG or any of its subsidiaries which are material with respect to the Issuer or MUFG and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Issuer, MUFG or, for the period prior to October 1, 2005, UFJ Holdings on any class of their respective capital stock.

(vii) Incorporation of the Issuer and Bank SPC. Each of the Issuer and the Bank SPC has been duly organized and is validly existing as an exempted company with limited liability in good standing under the laws of the Cayman Islands and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Transaction Documents to which it is a party; no steps have been made for the winding up of the Issuer or the Bank SPC under the laws of the Cayman Islands; and each of the Issuer and the Bank SPC has not engaged in and will not engage in any business or other activity except in connection with its organization under the laws of the Cayman Islands, the entering into of the Transaction Documents to which it is a party, and in the case of the Issuer, the issuance, offering and sale of the Preferred Securities contemplated by the Prospectus.

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(viii) Incorporation of MUFG. MUFG has been duly organized and is validly existing as a joint stock company with limited liability under the laws of Japan and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is a party; no steps have been made for the winding up of MUFG under the laws of Japan; and MUFG is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(ix) Incorporation of Subsidiaries. Each “significant subsidiary” of MUFG (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly incorporated or organized, is validly existing as a corporation and, where such concept is applicable, is in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary owned by MUFG, directly or through subsidiaries, has been duly authorized and validly issued, is fully paid and non-assessable and is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary owned by MUFG, directly or through subsidiaries, was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only Significant Subsidiaries of MUFG are the subsidiaries listed on Schedule C hereto. The Issuer and the Bank SPC have no subsidiaries.

(x) Ownership of Capital Stock of Issuer and Bank SPC. The shares of issued and outstanding capital stock of each of the Issuer and the Bank SPC have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Issuer or the Bank SPC was issued in violation of the preemptive or other similar rights of any securityholder of the Issuer or the Bank SPC, as the case may be. All of the issued and outstanding Issuer Ordinary Shares are owned beneficially and of record directly by MUFG and all of the issued and outstanding Bank SPC Ordinary Shares are owned beneficially and of record directly by BTMU, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

(xi) Capitalization of MUFG. The authorized, issued and outstanding capital stock of MUFG following the merger of MTFG and UFJ Holdings is as set forth in the Prospectus in the column entitled “Pro Forma” under the caption “Capitalization and Indebtedness” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of MUFG have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of MUFG was issued in violation of the preemptive or other similar rights of any securityholder of MUFG. Except as disclosed in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options, or agreements to grant warrants, rights or options, to purchase or to subscribe for, or obligations or commitments of MUFG or any of its Significant Subsidiaries to create, issue, sell or otherwise

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dispose of, any capital stock or other equity securities (or any such securities, warrants, rights, options or obligations) of MUFG or any of its Significant Subsidiaries other than the rights of the Underwriters under this Agreement.

(xii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Issuer and MUFG and, under the laws of Japan, will constitute a valid and binding agreement of each of the Issuer and MUFG, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xiii) Authorization of the other Transaction Documents. Each of the Issuer, MUFG, BTMU and the Bank SPC has duly authorized, executed and delivered each of the other Transaction Documents to which it is a party; and each of the other Transaction Documents will constitute a valid and binding agreement of each of the Issuer, MUFG, BTMU and the Bank SPC which is a party thereto, enforceable against each such party in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xiv) Authorization and Description of the Preferred Securities. The Preferred Securities to be purchased by the Underwriters from the Issuer and registered in the name of Chase Nominees Limited, as nominee for a common depositary of Euroclear and Clearstream, have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Issuer pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Preferred Securities conform to the description thereof contained in the Prospectus, and will be in substantially the form filed as an exhibit to the Registration Statement; the issuance of the Preferred Securities is not subject to the preemptive or other similar rights of any securityholder of the Issuer; except as disclosed in the Prospectus, there are no restrictions on the voting or transfer of the Preferred Securities; and the certificates for the Preferred Securities will, when issued at the Closing Time, be in the proper form to be legal and valid under the laws of the Cayman Islands.

(xv) Description of Other Securities and Instruments. Each of the Issuer Ordinary Shares, the Bank SPC Ordinary Shares, the Agency Agreement, the Bank SPC Calculation Agent Agreement, the Guarantee, the Bank SPC Preferred Securities, the Senior Subordinated Loan, the Holding Junior Subordinated Loan, the Bank Junior Subordinated Loan and the Support Agreement conform to the description thereof contained in the Prospectus and, in the case of the Agency Agreement and the Subordinated Guarantee Agreement, will be in substantially the respective forms filed as exhibits to the Registration Statement.

(xvi) Description of Taxation. The statements set forth in the Prospectus under the caption “Taxation,” insofar as they purport to describe the provisions of the laws, regulations and documents referred to therein, or legal conclusions with respect thereto, fairly summarize such provisions or conclusions in all material respects.

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(xvii) Absence of Defaults and Conflicts. Neither MUFG nor any of its subsidiaries is (i) in violation of its Articles of Incorporation, Regulations of the Board of Directors, Share Handling Regulations or similar organizational document, (ii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over MUFG or any subsidiary or any of their assets, properties or operations or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which MUFG or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of MUFG or any subsidiary is subject (collectively, “Agreements and Instruments”) except, in the case of clause (ii) or (iii) above, for such violations or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Preferred Securities and the use of the proceeds from the sale of the Preferred Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by each of the Issuer, MUFG, BTMU and the Bank SPC with its respective obligations under the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of MUFG or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Articles of Incorporation, Regulations of the Board of Directors, Share Handling Regulations or similar organizational document of MUFG or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over MUFG or any subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by MUFG or any subsidiary.

(xviii) Absence of Labor Dispute. No labor dispute with the employees of MUFG or any subsidiary exists or, to the knowledge of MUFG, is imminent.

(xix) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of MUFG, threatened, against or affecting MUFG or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the other Transaction Documents or the performance by each of the Issuer, MUFG, BTMU and the Bank SPC of its respective obligations under the Transaction Documents to which it is a party; the aggregate of all pending legal or governmental proceedings to which MUFG or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

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(xx) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xxi) Possession of Intellectual Property. MUFG and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or possess would not, singly or in the aggregate, result in a Material Adverse Effect, and neither MUFG nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of MUFG or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xxii) Absence of Manipulation. None of the Issuer, MUFG or any of their respective affiliates has taken, nor will MUFG or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Issuer or MUFG or to facilitate the sale or resale of the Preferred Securities.

(xxiii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by any of the Issuer, MUFG, BTMU or the Bank SPC of its respective obligations under the Transaction Documents to which it is a party, in connection with the offering, issuance or sale of the Preferred Securities hereunder or the consummation of the transactions contemplated by this Agreement and the other Transaction Documents or for the due execution, delivery or performance of the other Transaction Documents by the respective parties thereto, except (i) such as have been already obtained, (ii) such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state of the United States or under the laws of any jurisdiction outside the Cayman Islands, Japan and the United States and (iii) the notices by MUFG and BTMU under the Banking Law of Japan to the Commissioner of the Financial Services Agency of Japan, the filing of the securities notices by the Issuer and the Bank SPC under the Securities and Exchange Law of Japan to the Director General of Kanto Local Finance Bureau and the reports by MUFG, the Issuer, BTMU and the Bank SPC under the Foreign Exchange and Foreign Trade Law of Japan to the Minister of Finance of Japan through the Bank of Japan as set forth in Sections 3(o) and 3(p) hereof, respectively.

(xxiv) Possession of Licenses and Permits. MUFG and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate national, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; MUFG and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except

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when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither MUFG nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxv) Title to Property. MUFG and its subsidiaries have good and marketable title to all real property owned by MUFG and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, result in a Material Adverse Effect; and all of the leases and subleases material to the business of MUFG and its subsidiaries, considered as one enterprise, and under which MUFG or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither MUFG nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of MUFG or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of MUFG or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except where the failure of the lease or sublease to be in full force and effect or such claim could not, singly or in the aggregate, result in a Material Adverse Effect.

(xxvi) Investment Company Act. None of the Issuer or MUFG is required, and upon the issuance and sale of the Preferred Securities and the Bank SPC Preferred Securities as contemplated herein and in the Bank SPC Preferred Securities Purchase Agreement and the application of the respective net proceeds therefrom as described in the Prospectus, none of them will be required, to register as, an “investment company” under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”).

(xxvii) Accounting Controls and Disclosure Controls. MUFG and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Prospectus, since the end of MUFG’s most recent audited fiscal year, there has been (I) no material weakness in MUFG’s internal control over financial reporting (whether or not remediated) and (II) no change in MUFG’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, MUFG’s internal control over financial reporting.

MUFG and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by MUFG in the reports that it files or submits under the 1934 Act, the Securities and Exchange Law of Japan and the rules and regulations of the Tokyo Stock Exchange is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, the Tokyo Stock Exchange and the rules and regulations under the Securities and Exchange Law of Japan, as the case may be, and is accumulated and communicated to MUFG’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

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(xxviii) Payment of Taxes. All Japanese income tax returns of MUFG, UFJ Holdings and their respective subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided, except for the failure to file returns or to pay taxes that would not result in a Material Adverse Effect. The Japanese income tax returns of MUFG, UFJ Holdings and their respective subsidiaries through the fiscal year ended March 31, 2005 have been settled and no assessment in connection therewith has been made against MUFG, UFJ Holdings and their respective subsidiaries, except where the failure to settle the returns or the making of the assessment would not result in a Material Adverse Effect. MUFG, UFJ Holdings and their respective subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by MUFG, UFJ Holdings and their respective subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of MUFG in respect of any income and corporation tax liability of MUFG, UFJ Holdings and their respective subsidiaries for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

(xxix) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that MUFG believes to be reliable and accurate, and MUFG has obtained the written consent to the use of such data from such sources where required for purposes of the Registration Statement.

(xxx) Foreign Corrupt Practices Act. Neither MUFG nor, to the knowledge of MUFG, any director, officer, agent, employee, affiliate or other person acting on behalf of MUFG or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and MUFG and, to the knowledge of MUFG, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxi) Money Laundering Laws. The operations of MUFG and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving MUFG or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of MUFG, threatened.

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(xxxii) OFAC. None of MUFG or any of its subsidiaries or, to the knowledge of MUFG, any director, officer, agent, employee, affiliate or person acting on behalf of MUFG or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and none of MUFG or any of its subsidiaries will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxiii) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of MUFG or any of MUFG’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxiv) Pending Proceedings and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and neither the Issuer nor MUFG is the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Preferred Securities.

(xxxv) Listing of the Preferred Securities. Application has been made for the Preferred Securities to be approved for listing on the Singapore Stock Exchange (the “Singapore Stock Exchange”).

(xxxvi) Passive Foreign Investment Company. MUFG is not, and does not intend to become, as a result of the receipt and application of the proceeds of the sale of the Preferred Securities and the Bank SPC Preferred Securities, a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(xxxvii) No Public Offering in the Cayman Islands. None of the Issuer or MUFG has, or has caused its affiliates to, directly or indirectly, make any offer or invitation to the public in the Cayman Islands to subscribe for the Preferred Securities.

(xxxviii) Transfer Taxes. No stamp, issue, registration, documentary or transfer tax or duty or other similar tax or duty (collectively, “Transfer Taxes”) and no capital gains, income or withholding tax or other tax is payable by or on behalf of the Underwriters to any Cayman Islands or Japanese taxing or other Cayman Islands or Japanese governmental authority in connection with (a) the creation, issuance, sale or delivery by the Issuer of the Preferred Securities to the Underwriters in the manner contemplated by this Agreement, (b) assuming that none of the Underwriters has any permanent establishment in Japan for Japanese tax purposes, the sale by the Underwriters of the Preferred Securities in the manner contemplated by this Agreement and the Prospectus, (c) assuming that none of the Underwriters has any permanent establishment in Japan for Japanese tax purposes, the execution, delivery or performance of this Agreement or (d) the execution, delivery or performance of any of the other Transaction Documents or the consummation of any of the transactions contemplated therein.

(xxxix) Withholding Taxes. Except as described in the Prospectus, payments made by (a) the Issuer to the holders of the Preferred Securities, (b) MUFG to the holders of the Preferred Securities and the Issuer under the Subordinated Guarantee Agreement, (c) the Bank SPC to the Issuer in respect of the Bank SPC Preferred Securities and (d) BTMU to the Bank SPC in respect of the Senior Subordinated Loan Agreement, the Bank Junior Subordinated Loan Agreement and

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the Support Agreement will not be subject under the current laws of the Cayman Islands or Japan or any political subdivision of the Cayman Islands or Japan to any withholdings or similar charges for or on account of taxation.

(xl) Validity under the Laws of the Cayman Islands and Japan. It is not necessary under the laws of the Cayman Islands, Japan or any political subdivision thereof or authority or agency therein in order to enable a subsequent purchaser of Preferred Securities or an owner of any interest therein to enforce its rights under the Preferred Securities or the Guarantee or to enable an Underwriter to enforce its rights under this Agreement that it should, as a result solely of its holding of Preferred Securities be licensed, qualified, or otherwise entitled to carry on business in the Cayman Islands, Japan or any political subdivision thereof or authority or agency therein; each of the Transaction Documents is in proper legal form under the laws of each of the Cayman Islands, Japan and any political subdivision thereof or authority or agency therein for the enforcement thereof against the Issuer and MUFG, as the case may be, therein; and it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Transaction Documents or the Preferred Securities in the Cayman Islands, Japan or any political subdivision thereof or agency therein that any of them be filed or recorded with any court, authority or agency in, or that any stamp, registration or similar taxes or duties be paid to any court, authority or agency of the Cayman Islands, Japan or any political subdivision thereof (except, in the case of the Cayman Islands, that nominal stamp duty may be payable).

(b) Officer’s Certificates. Any certificate signed by any officer of MUFG or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by MUFG to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuer agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Issuer, at a price of €• per Preferred Security, the number of Preferred Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities. In consideration of the agreement of the Underwriters to act as managers in connection with the offering of the Preferred Securities, the Issuer and MUFG agree to pay a commission of €• per Preferred Security for each Preferred Security purchased by the Underwriters.

(b) Payment. Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, Ark Mori Building, 37th Floor, 12-32, Akasaka 1-chome, Minato-ku, Tokyo, Japan, or at such other place as shall be agreed upon by the Representatives, the Issuer and MUFG, at • [a./p.]m. (London time) on •, 2006 (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten Business Days after such date as shall be agreed upon by the Representatives, the Issuer and MUFG (such time and date of payment and delivery being herein called “Closing Time”). “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City or London are generally authorized or obligated by law or executive order to close.

Payment of the purchase price shall be made to the Issuer by wire transfer of immediately available funds to a bank account designated by the Issuer and MUFG, against delivery to the

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Representatives for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. Merrill Lynch, individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

MUFG and the Issuer shall pay the commission referred to in Section 2(a) hereof to the Representatives or their agent on behalf of the Underwriters as soon as practicable following the Closing Time, but in any event no later than the business day immediately following the Closing Time.

(c) Issuance Taxes. The Issuer and MUFG will bear and pay any Transfer Taxes, including any interest and penalties, on the creation, issuance and sale of the Preferred Securities and their initial resale to subsequent purchasers in accordance with the terms of this Agreement and on the execution and delivery of this Agreement and any value-added tax payable in connection with the expense reimbursement payable by the Issuer and MUFG pursuant to this Agreement.

(d) Denominations; Registration. Certificates representing the Preferred Securities shall be issued in the name of Chase Nominees Limited, as nominee of a common depositary of Euroclear and Clearstream, and delivered to the Agents as custodian, and shall be issued in respect of such number of Preferred Securities as the Representatives may request in writing at least one full New York Business Day before the Closing Time. The certificates representing the Preferred Securities will be made available for examination by the Representatives in The City of New York not later than 10:00 a.m. (New York City time) on the New York Business Day prior to the Closing Time.

SECTION 3. Covenants of the Issuer and MUFG. Each of the Issuer and MUFG jointly and severally covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees. The Issuer and MUFG, subject to Section 3(b) hereof, will comply with the requirements of Rule 430B and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Preferred Securities or the Guarantee shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Preferred Securities or the Guarantee for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Issuer or MUFG becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Preferred Securities or the Guarantee. Each of the Issuer and MUFG will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Issuer and MUFG will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The

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Issuer and MUFG shall pay the required Commission filing fees relating to the Preferred Securities and the Guarantee within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations.

(b) Filing of Amendments and Exchange Act Documents. The Issuer and MUFG will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Preferred Securities or the Guarantee or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Issuer and MUFG will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document which is promptly disapproved by the Representatives or counsel for the Underwriters on a reasonable basis. The Issuer and MUFG have given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Issuer and MUFG will give the Representatives notice of their intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document which is promptly disapproved by the Representatives or counsel for the Underwriters except for any document that in the written opinion of counsel to the Issuer, MUFG or BTMU is required to be filed by the 1934 Act.

(c) Delivery of Registration Statements. The Issuer and MUFG have furnished or will deliver to the Representatives, without charge, signed copies of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof), and will also deliver to the Representatives, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Issuer and MUFG have delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Issuer and MUFG hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Issuer and MUFG will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Issuer and MUFG will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Preferred Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Issuer and MUFG, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to

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make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Issuer and MUFG will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment, supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Issuer and MUFG will use their best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Preferred Securities and the Guarantee) and the Issuer and MUFG will furnish to the Underwriters such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or any other registration statement relating to the Preferred Securities or the Guarantee or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Issuer and MUFG will promptly notify Merrill Lynch and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) Blue Sky Qualifications. The Issuer and MUFG will use their best efforts, in cooperation with the Underwriters, to qualify the Preferred Securities and the Guarantee for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Issuer and MUFG shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Issuer and MUFG will also supply the Underwriters with such information as is necessary for the determination of the legality of the Preferred Securities and the Guarantee for investment under the laws of such jurisdictions as the Underwriters may request.

(g) Rule 158. Each of the Issuer and MUFG will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h) Use of Proceeds. Each of the Issuer, the Bank SPC and BTMU will use the respective net proceeds received by it from the sale of the Preferred Securities, the Bank SPC Preferred Securities and the Senior Subordinated Loans, as the case may be, in the manner specified in the Prospectus under “Use of Proceeds.”

(i) Listing. The Issuer and MUFG will use their best efforts to effect and, so long as any of the Preferred Securities remains outstanding, use their commercially reasonable efforts to maintain, the listing of the Preferred Securities on the Singapore Stock Exchange or an alternative exchange.

(j) Restriction on Sale of Securities. During a period of 30 days from the date of the Prospectus, the Issuer and MUFG will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, any preference stock of the Issuer or MUFG or any other finance subsidiary of MUFG established for the purpose of issuing securities that would qualify as Tier 1 capital of MUFG or any securities that are convertible into, or exchangeable for, any of the Preferred Securities or such other preference stock, except for any issuance of preference stock which is required by applicable laws.

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(k) Reporting Requirements. The Issuer and MUFG, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l) Issuer Free Writing Prospectuses. Each of the Issuer and MUFG represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Issuer, MUFG and the Representatives, it has not made and will not make any offer relating to the Preferred Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Issuer, MUFG and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Issuer and MUFG represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(m) Ratings. The Issuer and MUFG shall take all reasonable action necessary to enable Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group, a division of McGraw Hill, Inc. (“S&P”) to provide credit ratings of the Preferred Securities.

(n) Euroclear and Clearstream. The Issuer and MUFG will cooperate with the Representatives and use their best efforts to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of Euroclear and Cleastream.

(o) Notice to the Financial Services Agency. Following execution of this Agreement, BTMU will submit in a timely manner the notices required to be submitted to the Commissioner of the Financial Services Agency of Japan under the Banking Law of Japan.

(p) Notice to the Minister of Finance. Following execution of this Agreement, MUFG, the Issuer, BTMU and the Bank SPC will submit in a timely manner the reports required to be submitted to the Minister of Finance of Japan through the Bank of Japan under the Foreign Exchange and Foreign Trade Law of Japan.

(q) No Public Offering in the Cayman Islands. Each of the Issuer and MUFG represents, warrants and agrees that it will not, and will cause its affiliates not to, directly or indirectly, make any offer or invitation to the public in the Cayman Islands to subscribe for the Preferred Securities.

(r) No Stabilization. None of the Issuer, MUFG or any of their respective Affiliates, or any person acting on any of their behalf (other than the Underwriters and their respective Affiliates, as to whom none of the Issuer or MUFG makes any representation) will take, directly or indirectly, any action designed to cause or to result in, or that will constitute or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of MUFG or any of its subsidiaries to facilitate the sale or resale of the Preferred Securities.

(s) Public Announcements. During the period beginning on the date hereof and ending on the earlier of the date 180 days after the Closing Time and the date of the completion of the placement of

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the Preferred Securities, as evidenced by a notice in writing from the Representatives to MUFG (which written notice must be delivered promptly upon completion of the placement), MUFG will not, and will cause its subsidiaries and all other parties acting on its behalf not to, issue any public announcement or participate in any press or other financial conference which could reasonably be expected to have a material effect on the distribution of the Preferred Securities, without obtaining the prior written approval of the Representatives.

(t) U.S. Tax Election. Each of the Issuer and the Bank SPC will properly and timely file a Form 8832 with the U.S. Internal Revenue Service in order to be treated as a partnership for U.S. federal income tax purposes, effective as of the date of its formation. The Issuer will make available to any U.S. holder a copy of the Form 8832 filed with respect to the Issuer upon written request by such U.S. holder to the Agent through the Euroclear or Clearstream participant holding interests in the preferred securities for such U.S. holder.

SECTION 4. Payment of Expenses.

(a) Expenses. Unless otherwise agreed, each of the Issuer and MUFG jointly and severally agrees to pay or cause to be paid all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, the other Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Preferred Securities, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, including any Transfer Taxes payable upon the sale, issuance and delivery of the Preferred Securities to the Underwriters as specified in Section 2 hereof and any charges of clearing agencies in connection therewith, (iv) the fees and disbursements of counsel, accountants and other advisors to the Issuer and MUFG, (v) the qualification of the Preferred Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses in connection with the Agency Agreement and the Calculation Agent Agreement, including the fees and disbursements of counsel for the Agents in connection with the Transaction Documents and the Preferred Securities, (ix) any fees payable in connection with the rating of the Preferred Securities, (x) the fees and expenses incurred in connection with the listing of the Preferred Securities on the Singapore Stock Exchange, including the fees and disbursements of counsel retained in connection therewith, and (xi) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Preferred Securities made by the Underwriters caused by a breach of the representation contained in the sixth paragraph of Section 1(a)(ii) hereof.

(b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Issuer and MUFG shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

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SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Issuer and MUFG contained in Section 1 hereof or in certificates of any officer of MUFG or any subsidiary of MUFG delivered pursuant to the provisions hereof, to the performance by the Issuer and MUFG of their covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B).

(b) Opinions of Counsel for the Issuer and MUFG. At Closing Time, the Representatives shall have received the favorable opinions and disclosure letters, as the case may be, each dated as of Closing Time, of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for the Issuer and MUFG, (ii) Nagashima, Ohno & Tsunematsu, Japanese counsel for the Issuer and MUFG, (iii) Maples and Calder, Cayman Islands counsel for the Issuer and MUFG, and (iv) the general counsel of UnionBanCal Corporation, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters.

(c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the opinion and disclosure letter, reasonably satisfactory to them, each dated as of Closing Time, of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters. Such counsel may state that, insofar as such opinion or disclosure letter involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of MUFG and its subsidiaries and certificates of public officials.

(d) Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer or MUFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a Director of each of the Issuer and a certificate of a Representative Director of MUFG, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Issuer and MUFG has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission and (v) the representations made in the certificate of the chief financial officer of MUFG delivered to the Representatives at the time of execution of this Agreement pursuant to Section 5(e) hereof remain accurate at and as of Closing Time.

(e) Chief Financial Officer’s Certificate. At the time of execution of this Agreement, the Representatives shall have received a certificate of the chief financial officer of MUFG, dated as of such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such certificate for each of the other Underwriters, with respect to certain of the financial statements and financial information contained in the Registration Statement and the Prospectus and other financial information of MUFG.

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(f) Accountants’ Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from each of Deloitte Touche Tohmatsu and ChuoAoyama PricewaterhouseCoopers a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(g) Bring-down Comfort Letters. At Closing Time, the Representatives shall have received from each of Deloitte Touche Tohmatsu and ChuoAoyama PricewaterhouseCoopers a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in their respective letters furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(h) Maintenance of Rating. At Closing Time, the Preferred Securities shall be rated at least Baa2 by Moody’s and BBB by S&P, and MUFG shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Preferred Securities or any debt securities of MUFG, BTMU or Mitsubishi UFJ Trust and Banking Corporation (“MUTB”) by Japan Credit Rating Agency, Ltd., Rating and Investment Information, Inc. or any “nationally recognized statistical rating agency,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Preferred Securities or any debt securities of MUFG, BTMU or MUTB.

(i) Approval of Listing. At Closing Time, the Preferred Securities shall have been approved-in-principle for listing on the Singapore Stock Exchange, subject only to official notice of issuance.

(j) Tier 1 Treatment. To MUFG’s knowledge, the FSA has not objected to the treatment by MUFG of the Preferred Securities and by BTMU of the Bank SPC Preferred Securities as core (or Tier 1) capital under applicable banking regulations in Japan.

(k) Clearing Systems. At the Closing Time, the Preferred Securities shall have been designated eligible for clearing and settlement through the facilities of Euroclear and Clearstream.

(l) Transaction Documents. The execution and delivery of each of the other Transaction Documents shall have occurred prior to or at the Closing Time, each of the other Transaction Documents shall be in full force and effect at the Closing Time, and the closings contemplated in each of the other Transaction Documents shall have occurred prior to or simultaneously with the issuance of the Preferred Securities.

(m) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Issuer and MUFG in connection with the issuance and sale of the Preferred Securities as herein contemplated and in connection with the other transactions contemplated in the other Transaction Documents shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

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(n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Issuer and MUFG at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7 and 8 hereof shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriters. Each of the Issuer and MUFG jointly and severally agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of each of the Issuer and MUFG;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuer and MUFG by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of the Issuer, MUFG, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless each of the Issuer, MUFG, their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who

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controls the Issuer or MUFG within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuer and MUFG by such Underwriter through Merrill Lynch expressly for use therein.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by MUFG. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and MUFG on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and MUFG on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

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The relative benefits received by the Issuer and MUFG on the one hand and the Underwriters on the other hand in connection with the offering of the Preferred Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Preferred Securities pursuant to this Agreement (before deducting expenses) received by the Issuer and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Preferred Securities as set forth on the cover of the Prospectus.

The relative fault of the Issuer and MUFG on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer or MUFG or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Each of the Issuer, MUFG and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of each of the Issuer and MUFG, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Issuer or MUFG within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Issuer and MUFG. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Preferred Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of MUFG or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Issuer or MUFG, and (ii) delivery of and payment for the Preferred Securities.

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SECTION 9. Termination of Agreement.

(a) Termination; General. The Representatives may terminate this Agreement, by notice to the Issuer and MUFG, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer or MUFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in Japan, the United Kingdom, the United States or other international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or (iii) if trading in any securities of MUFG or any of its subsidiaries has been suspended or materially limited by the Commission, the Financial Services Agency of Japan, the U.K. Listing Authority, the London Stock Exchange, the Luxembourg Stock Exchange, the New York Stock Exchange or the Tokyo Stock Exchange, or if trading generally on the American Stock Exchange, the London Stock Exchange, the New York Stock Exchange or the Tokyo Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., the Financial Services Agency of Japan, the U.K. Listing Authority or any other governmental authority other than daily limits or ranges imposed in the ordinary course by the Tokyo Stock Exchange, or a material disruption has occurred in commercial banking or securities settlement, or (iv) if a material disruption has occurred in commercial banking or securities settlement or clearance services in Japan or the United States, or with respect to Clearstream or Euroclear systems in Europe, or (v) if there occurs any change or development involving a prospective change in Cayman Islands or Japanese taxation adversely affecting the Issuer, MUFG, the Preferred Securities or the transfer thereof, or (vi) if a banking moratorium has been declared by any relevant authority in Japan, London, New York or the United States.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Preferred Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a) if the number of Defaulted Securities does not exceed 10% of the aggregate number of the Preferred Securities to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount of the Preferred Securities constituting Defaulted Securities in the proportions that their respective underwriting obligations of the Preferred Securities hereunder bear to the underwriting obligations of the Preferred Securities of all non-defaulting Underwriters, or

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(b) if the number of Defaulted Securities exceeds 10% of the aggregate number of the Preferred Securities to be purchased hereunder and arrangements satisfactory to the Underwriters and the Issuer for the purchase of such Preferred Securities are not made within 36 hours of such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, any of the Representatives, the Issuer or MUFG shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Merrill Lynch at 4 World Financial Center, New York, New York 10080, attention of Transaction Management Group; and notices to the Issuer and MUFG shall be directed to them at 2-7-1, Marunouchi, Chiyoda-ku, Tokyo 100-8330, Japan, attention of Financial Planning Division, General Manager.

SECTION 12. No Advisory or Fiduciary Relationship. Each of the Issuer and MUFG acknowledges and agrees that (a) the purchase and sale of the Preferred Securities pursuant to this Agreement, including the determination of the public offering price of the Preferred Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuer and MUFG, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Issuer or MUFG, or any of their respective stockholders, creditors or employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuer or MUFG with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Issuer or MUFG on other matters) and no Underwriter has any obligation to the Issuer or MUFG with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuer and MUFG, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuer and MUFG have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, MUFG and the Issuer and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, MUFG and the Issuer and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, MUFG and the Issuer and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

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SECTION 14. Consent to Jurisdiction; Appointment of Agent for Service of Process.

(a) Each of the Issuer and MUFG irrevocably consents and agrees for the benefit of the holders of the Preferred Securities and the Underwriters that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement, the Preferred Securities or the Guarantee may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and any appellate court from any thereof and, until all amounts due and to become due in respect of all the Preferred Securities have been paid, or until any such legal action, suit or proceeding commenced prior to such payment has been concluded, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

(b) Each of the Issuer and MUFG hereby irrevocably designates, appoints and empowers Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States, Attention: Robert E. Hand, Esq., General Counsel, with offices currently at 1251 Avenue of the Americas, New York, New York 10020-1104, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement, the Preferred Securities, the Guarantee or any additional agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, it being understood and agreed that the designation, appointment and empowerment of Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States as such authorized agent shall become effective immediately upon the execution of this Agreement without any further action on the part of the Issuer, MUFG or any other person or entity. Each of the Issuer and MUFG represents to each Underwriter that it has notified Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States of such designation, appointment and empowerment and that Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States has accepted the same. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, each of the Issuer and MUFG agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 14 satisfactory to the Underwriters. Each of the Issuer and MUFG further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Section 14 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to it, at its address specified in or designated pursuant to this Agreement. Each of the Issuer and MUFG agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Underwriters to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Issuer or MUFG or bring actions, suits or proceedings against either of them in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Issuer and MUFG hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement, the Preferred Securities or the Guarantee

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brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section 14 shall survive any termination of this Agreement, in whole or in part.

SECTION 15. Waiver of Immunities. To the extent that the Issuer or MUFG or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the other Transaction Documents or any additional agreement, each of the Issuer and MUFG hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

SECTION 16. Foreign Taxes. All payments by the Issuer and MUFG to each of the Underwriters hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereinafter imposed, levied, collected, withheld or assessed by the Cayman Islands, Japan or any other jurisdiction in which the Issuer or MUFG has an office from which payment is made or deemed to be made, excluding (i) any such tax imposed by reason of such Underwriter having some connection with any such jurisdiction other than its participation as Underwriter hereunder, and (ii) any income or franchise tax on the overall net income of such Underwriter imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York (all such non-excluded taxes, “Foreign Taxes”). If the Issuer or MUFG is prevented by operation of law or otherwise from paying, causing to be paid or remitting that portion of amounts payable hereunder represented by Foreign Taxes withheld or deducted, then amounts payable under this Agreement shall, to the extent permitted by law, be increased to such amount as is necessary to yield and remit to each Underwriter an amount which, after deduction of all Foreign Taxes (including all Foreign Taxes payable on such increased payments) equals the amount that would have been payable if no Foreign Taxes applied.

SECTION 17. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in the City of New York on the business day preceding that on which final judgment is given. The obligation of each of MUFG and the Issuer with respect to any sum due from it to any Underwriter or any person controlling any Underwriter or any affiliate of any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person or affiliate of any sum in such other currency, and only to the extent that such Underwriter or controlling person or affiliate may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person or affiliate hereunder, each of MUFG and the Issuer agrees, jointly and severally, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person or affiliate against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person or affiliate hereunder, such Underwriter or

29

controlling person or affiliate agrees to pay to the relevant of MUFG and the Issuer an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person or affiliate hereunder.

SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 19. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 21. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer and MUFG a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Issuer and MUFG in accordance with its terms.

Very truly yours,

MUFG CAPITAL FINANCE 2 LIMITED

By:
Name:
Title:

MITSUBISHI UFJ FINANCIAL GROUP, INC.

By:
Name:
Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Authorized Signatory

DEUTSCHE BANK AG, LONDON BRANCH

By:
Authorized Signatory

MITSUBISHI UFJ SECURITIES INTERNATIONAL PLC

By:
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

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SCHEDULE A

Name of Underwriter	Number of Preferred Securities
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank AG, London Branch
Mitsubishi UFJ Securities International plc

Total

Sch A-1

[SCHEDULE B]

[Pricing Termsheet]

Sch B-1

[SCHEDULE C]

[List of Subsidiaries]

Exhibit D-1

MUFG CAPITAL FINANCE 3 LIMITED

(incorporated with limited liability under the laws of the Cayman Islands)

Yen-Denominated Non-Cumulative Preferred Securities

(Liquidation Preference ¥10,000,000 Per Preferred Security)

PURCHASE AGREEMENT

Dated: •, 2006

MUFG CAPITAL FINANCE 3 LIMITED

(incorporated with limited liability under the laws of the Cayman Islands)

Yen-Denominated Non-Cumulative Preferred Securities

(Liquidation Preference ¥10,000,000 Per Preferred Security)

PURCHASE AGREEMENT

•, 2006

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

        Incorporated

Nomura International plc

Mitsubishi UFJ Securities International plc

as Representatives of the several Underwriters

c/o MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

        Incorporated

4 World Financial Center

New York, New York 10080

Ladies and Gentlemen:

MUFG Capital Finance 3 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Issuer”), and Mitsubishi UFJ Financial Group, Inc., a bank holding company with limited liability organized under the laws of Japan (“MUFG”), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Nomura International plc (“Nomura”) and Mitsubishi UFJ Securities International plc (“MUSI”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Nomura and MUSI are acting as representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Issuer and the purchase by the Underwriters, acting severally and not jointly, of the number of shares of Yen-denominated non-cumulative preferred shares, liquidation preference ¥10,000,000 per preferred security, of the Issuer (the “Preferred Securities”), set forth in said Schedule A.

Preferred Securities will be registered in the name of Chase Nominees Limited, as nominee of a common depositary for Euroclear Bank, S.A./N.V, as operator of the Euroclear system (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”).

MUFG owns all of the issued and outstanding ordinary shares of the Issuer (the “Issuer Ordinary Shares”).

Concurrently with the issuance of the Preferred Securities:

(i) The Issuer will use the proceeds from the issuance of its ordinary shares to make a junior subordinated loan to MUFG (the “Holding Junior Subordinated Loan”) pursuant to a Junior Subordinated Loan Agreement (the “Holding Junior Subordinated Loan Agreement”).

(ii) The Issuer will use the proceeds from the issuance of the Preferred Securities to purchase Yen-denominated preferred securities, liquidation preference ¥10,000,000 per preferred security, of BTMU Preferred Capital 3 Limited (the “Bank SPC”) pursuant to a preferred securities purchase agreement (the “Bank SPC Preferred Securities Purchase Agreement”).

(iii) The Issuer and MUFG will enter into an Agency Agreement with JPMorgan Chase Bank, N.A., as paying agent and calculation agent, and JPMorgan Chase Bank, N.A., London Branch, and registrar (the “Agents”), in respect of the Preferred Securities (the “Agency Agreement”).

(iv) MUFG will enter into a Subordinated Guarantee Agreement with the Issuer and the Agents in respect of the Preferred Securities (the “Subordinated Guarantee Agreement”) providing a subordinated guarantee (the “Guarantee”) to the holders of the Preferred Securities for the payment of any dividends, the redemption price and the liquidation preference payable with respect to the Preferred Securities and a contingent obligation to pay the Issuer any such amounts that are due and payable under the Guarantee but remain unpaid.

(v) The Bank SPC is an exempted company incorporated with limited liability under the laws of the Cayman Islands. The Bank of Tokyo-Mitsubishi UFJ, Ltd., a joint stock corporation with limited liability organized under the laws of Japan (“BTMU”), owns all of the issued and outstanding ordinary shares of the Bank SPC (the “Bank SPC Ordinary Shares”). The Bank SPC will use the proceeds from the issuance of its ordinary shares to make a junior subordinated loan (the “Bank Junior Subordinated Loan”) to BTMU pursuant to a Junior Subordinated Loan Agreement (the “Bank Junior Subordinated Loan Agreement”).

(vi) The Bank SPC will use the proceeds from the issuance of its preferred securities (the “Bank SPC Preferred Securities”) to make a senior subordinated loan (the “Senior Subordinated Loan”) to BTMU pursuant to a Senior Subordinated Loan Agreement (the “Senior Subordinated Loan Agreement”).

(vii) The Bank SPC will enter into a Support Agreement with BTMU pursuant to which BTMU will provide financial support in respect of payments of any dividends, the redemption price and the liquidation preference payable with respect to the Bank SPC Preferred Securities (the “Support Agreement”).

(viii) The Bank SPC and BTMU will enter into a Calculation Agent Agreement with JPMorgan Chase Bank, N.A., London Branch, in respect of the Bank SPC’s preferred securities (the “Bank SPC Calculation Agent Agreement”).

Payments under the Bank SPC Preferred Securities, the Holding Junior Subordinated Loan Agreement and the Subordinated Guarantee Agreement are expected to be the Issuer’s only sources of funds to pay dividends on the Preferred Securities, and payments under the Senior Subordinated Loan Agreement, the Bank Junior Subordinated Loan Agreement and the Support Agreement are expected to be the Bank SPC’s only sources of funds to pay dividends on the Bank SPC Preferred Securities.

This Agreement, the Issuer Ordinary Shares, the Bank SPC Ordinary Shares, the Preferred Securities, the Bank SPC Preferred Securities, the Agency Agreement, the Bank SPC Calculation Agent Agreement, the Bank SPC Preferred Securities Purchase Agreement, the Subordinated Guarantee Agreement, the Support Agreement, the Holding Junior Subordinated Loan Agreement, the Bank Junior Subordinated Loan Agreement and the Senior Subordinated Loan Agreement are collectively referred to herein as the “Transaction Documents.”

The Issuer and MUFG understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Issuer and MUFG have filed with the U.S. Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form F-3 (No. 333-•), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the “1933 Act Regulations”) under the U.S. Securities Act of 1933, as amended (the “1933 Act”). Such registration statement covers the registration of the Preferred Securities and the Guarantee under the 1933 Act. Promptly after execution and delivery of this Agreement, the Issuer and MUFG will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of the Preferred Securities and the Guarantee that omitted Rule 430B Information is herein called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by 1933 Act Regulations, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Preferred Securities and the Guarantee, including the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act at the time of the execution of this Agreement and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the U.S. Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Issuer and MUFG. Each of the Issuer and MUFG represents and warrants to each Underwriter as of the date hereof, the Applicable Time referred to in Section 1(a)(ii) hereof, the Closing Time referred to in Section 2(b) hereof and, with respect to Section 1(a)(i) hereof, such date and times as well as the other respective times referred to in such Section, and agrees with each Underwriter, as follows:

(i) Status as a Well-Known Seasoned Issuer. (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Issuer or MUFG or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations (“Rule 163(c)”)) made any offer relating to the Preferred Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations (“Rule 163”) and (D) at the date hereof, each of the Issuer and MUFG was and is a “well-known seasoned issuer” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”). The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Preferred Securities and the Guarantee, since their registration on the Registration Statement, have been and remain eligible for registration by the Issuer and MUFG on a Rule 405 “automatic shelf registration statement.” None of the Issuer or MUFG has received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of filing the Original Registration Statement, at the earliest time thereafter that the Issuer or MUFG or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Preferred Securities and at the date hereof, neither the Issuer nor MUFG was or is an “ineligible issuer,” as defined in Rule 405.

(ii) Registration Statement, Prospectus and Disclosure at Time of Sale. The Original Registration Statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”) on February 28, 2006, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Issuer or MUFG, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Preferred Securities or the Guarantee made prior to the filing of the Original Registration Statement by the Issuer or MUFG or any person acting on their behalf (within the meaning, for this paragraph only, of Rule 163(c)) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus (as defined below), when all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means •:00 [a./p.]m. (New York City time) on •, 2006 or such other time as agreed by the Issuer, MUFG and the Representatives.

“Statutory Prospectus” as of any time means the prospectus relating to the Preferred Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Preferred Securities that (i) is required to be filed with the Commission by the Issuer or MUFG, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Preferred Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the records of the Issuer or MUFG pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Preferred Securities or until any earlier date that the Issuer and MUFG notified or notifies the Representatives through Merrill Lynch, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Issuer and MUFG by any Underwriter through Merrill Lynch expressly for use therein.

(iii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Original Registration Statement became effective, (b) at the earlier of time the Prospectus was first used and the date and time of the first contract of sale of Preferred Securities in this offering and (c) at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv) Independent Accountants. Deloitte Touche Tohmatsu, the accountants who certified the financial statements and supporting schedules of MUFG’s predecessor, Mitsubishi Tokyo Financial Group, Inc. (“MTFG”), included in the Registration Statement, are independent public accountants with respect to MUFG as required by the 1933 Act and the 1933 Act Regulations; and ChuoAoyama PricewaterhouseCoopers, the accountants who certified the financial statements and supporting schedules of UFJ Holdings, Inc. (“UFJ Holdings”) included in the Registration Statement, were, as of August 31, 2005 and during the period covered by the financial statements on which they reported, independent public accountants with respect to UFJ Holdings as required by the 1933 Act and the 1933 Act Regulations.

(v) Financial Statements. The annual and semiannual financial statements of MTFG included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of MTFG and its consolidated subsidiaries at the dates indicated and the statements of operations, changes in equity from nonowner sources, shareholders’ equity and cash flows of MTFG and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods involved except for the effects of accounting changes as disclosed in the notes to the financial statements. The annual and semiannual financial statements of UFJ Holdings included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of UFJ Holdings and its consolidated subsidiaries at the dates indicated and the statements of operations, changes in equity from nonowner sources, shareholders’ equity and cash flows of UFJ Holdings and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved except for the effects of accounting changes as disclosed in the notes to the financial statements. The supporting schedules, if any, present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected financial data of MTFG and UFJ Holdings included in the Prospectus present fairly the information shown therein and, except as noted in the Prospectus, have been compiled on a basis consistent with that of the audited financial statements of MTFG and UFJ Holdings, as the case may be, included in the Registration Statement. The quarterly financial information of MUFG included in the Prospectus, together with the related notes, present fairly the financial position of MUFG and its consolidated subsidiaries at the dates indicated and the statement of operations of MUFG and its consolidated subsidiaries for the periods specified; said financial information has been prepared in conformity with the disclosure requirements of the Tokyo Stock Exchange and from accounting records maintained for Japanese GAAP reporting purposes and stated on a basis generally consistent with that of the audited annual consolidated financial statements of MTFG included in its Japanese language annual securities reports (Yuukashouken Houkokusho) filed with the Minister of Finance of Japan. The reverse reconciliation included in the Prospectus presents fairly the information set forth therein and fairly and accurately describes the differences in all material respects between Japanese GAAP and U.S. GAAP as they relate to the financial statements of MTFG. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.

(vi) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer or MUFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by MUFG or any of its subsidiaries which are material with respect to the Issuer or MUFG and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Issuer, MUFG or, for the period prior to October 1, 2005, UFJ Holdings on any class of their respective capital stock.

(vii) Incorporation of the Issuer and Bank SPC. Each of the Issuer and the Bank SPC has been duly organized and is validly existing as an exempted company with limited liability in good standing under the laws of the Cayman Islands and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Transaction Documents to which it is a party; no steps have been made for the winding up of the Issuer or the Bank SPC under the laws of the Cayman Islands; and each of the Issuer and the Bank SPC has not engaged in and will not engage in any business or other activity except in connection with its organization under the laws of the Cayman Islands, the entering into of the Transaction Documents to which it is a party, and in the case of the Issuer, the issuance, offering and sale of the Preferred Securities contemplated by the Prospectus.

(viii) Incorporation of MUFG. MUFG has been duly organized and is validly existing as a joint stock company with limited liability under the laws of Japan and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is a party; no steps have been made for the winding up of MUFG under the laws of Japan; and MUFG is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(ix) Incorporation of Subsidiaries. Each “significant subsidiary” of MUFG (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly incorporated or organized, is validly existing as a corporation and, where such concept is applicable, is in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary owned by MUFG, directly or through subsidiaries, has been duly authorized and validly issued, is fully paid and non-assessable and is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary owned by MUFG, directly or through subsidiaries, was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only Significant Subsidiaries of MUFG are the subsidiaries listed on Schedule C hereto. The Issuer and the Bank SPC have no subsidiaries.

(x) Ownership of Capital Stock of Issuer and Bank SPC. The shares of issued and outstanding capital stock of each of the Issuer and the Bank SPC have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Issuer or the Bank SPC was issued in violation of the preemptive or other similar rights of any securityholder of the Issuer or the Bank SPC, as the case may be. All of the issued and outstanding Issuer Ordinary Shares are owned beneficially and of record directly by MUFG and all of the issued and outstanding Bank SPC Ordinary Shares are owned beneficially and of record directly by BTMU, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

(xi) Capitalization of MUFG. The authorized, issued and outstanding capital stock of MUFG following the merger of MTFG and UFJ Holdings is as set forth in the Prospectus in the column entitled “Pro Forma” under the caption “Capitalization and Indebtedness” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of MUFG have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of MUFG was issued in violation of the preemptive or other similar rights of any securityholder of MUFG. Except as disclosed in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options, or agreements to grant warrants, rights or options, to purchase or to subscribe for, or obligations or commitments of MUFG or any of its Significant Subsidiaries to create, issue, sell or otherwise dispose of, any capital stock or other equity securities (or any such securities, warrants, rights, options or obligations) of MUFG or any of its Significant Subsidiaries other than the rights of the Underwriters under this Agreement.

(xii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Issuer and MUFG and, under the laws of Japan, will constitute a valid and binding agreement of each of the Issuer and MUFG, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xiii) Authorization of the other Transaction Documents. Each of the Issuer, MUFG, BTMU and the Bank SPC has duly authorized, executed and delivered each of the other Transaction Documents to which it is a party; and each of the other Transaction Documents will constitute a valid and binding agreement of each of the Issuer, MUFG, BTMU and the Bank SPC which is a party thereto, enforceable against each such party in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xiv) Authorization and Description of the Preferred Securities. The Preferred Securities to be purchased by the Underwriters from the Issuer and registered in the name of Chase Nominees Limited, as nominee for a common depositary of Euroclear and Clearstream, have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Issuer pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Preferred Securities conform to the description thereof contained in the Prospectus, and will be in substantially the form filed as an exhibit to the Registration Statement; the issuance of the Preferred Securities is not subject to the preemptive or other similar rights of any securityholder of the Issuer; except as disclosed in the Prospectus, there are no restrictions on the voting or transfer of the Preferred Securities; and the certificates for the Preferred Securities will, when issued at the Closing Time, be in the proper form to be legal and valid under the laws of the Cayman Islands.

(xv) Description of Other Securities and Instruments. Each of the Issuer Ordinary Shares, the Bank SPC Ordinary Shares, the Agency Agreement, the Bank SPC Calculation Agent Agreement, the Guarantee, the Bank SPC Preferred Securities, the Senior Subordinated Loan, the Holding Junior Subordinated Loan, the Bank Junior Subordinated Loan and the Support Agreement conform to the description thereof contained in the Prospectus and, in the case of the Agency Agreement and the Subordinated Guarantee Agreement, will be in substantially the respective forms filed as exhibits to the Registration Statement.

(xvi) Description of Taxation. The statements set forth in the Prospectus under the caption “Taxation,” insofar as they purport to describe the provisions of the laws, regulations and documents referred to therein, or legal conclusions with respect thereto, fairly summarize such provisions or conclusions in all material respects.

(xvii) Absence of Defaults and Conflicts. Neither MUFG nor any of its subsidiaries is (i) in violation of its Articles of Incorporation, Regulations of the Board of Directors, Share Handling Regulations or similar organizational document, (ii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over MUFG or any subsidiary or any of their assets, properties or operations or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which MUFG or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of MUFG or any subsidiary is subject (collectively, “Agreements and Instruments”) except, in the case of clause (ii) or (iii) above, for such violations or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Preferred Securities and the use of the proceeds from the sale of the Preferred Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by each of the Issuer, MUFG, BTMU and the Bank SPC with its respective obligations under the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of MUFG or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Articles of Incorporation, Regulations of the Board of Directors, Share Handling Regulations or similar organizational document of MUFG or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over MUFG or any subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by MUFG or any subsidiary.

(xviii) Absence of Labor Dispute. No labor dispute with the employees of MUFG or any subsidiary exists or, to the knowledge of MUFG, is imminent.

(xix) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of MUFG, threatened, against or affecting MUFG or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the other Transaction Documents or the performance by each of the Issuer, MUFG, BTMU and the Bank SPC of its respective obligations under the Transaction Documents to which it is a party; the aggregate of all pending legal or governmental proceedings to which MUFG or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

(xx) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xxi) Possession of Intellectual Property. MUFG and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or possess would not, singly or in the aggregate, result in a Material Adverse Effect, and neither MUFG nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of MUFG or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xxii) Absence of Manipulation. None of the Issuer, MUFG or any of their respective affiliates has taken, nor will MUFG or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Issuer or MUFG or to facilitate the sale or resale of the Preferred Securities.

(xxiii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by any of the Issuer, MUFG, BTMU or the Bank SPC of its respective obligations under the Transaction Documents to which it is a party, in connection with the offering, issuance or sale of the Preferred Securities hereunder or the consummation of the transactions contemplated by this Agreement and the other Transaction Documents or for the due execution, delivery or performance of the other Transaction Documents by the respective parties thereto, except (i) such as have been already obtained, (ii) such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state of the United States or under the laws of any jurisdiction outside the Cayman Islands, Japan and the United States and (iii) the notices by MUFG and BTMU under the Banking Law of Japan to the Commissioner of the Financial Services Agency of Japan, the filing of the securities notices by the Issuer and the Bank SPC under the Securities and Exchange Law of Japan to the Director General of Kanto Local Finance Bureau and the reports by MUFG, the Issuer, BTMU and the Bank SPC under the Foreign Exchange and Foreign Trade Law of Japan to the Minister of Finance of Japan through the Bank of Japan as set forth in Sections 3(o) and 3(p) hereof, respectively.

(xxiv) Possession of Licenses and Permits. MUFG and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate national, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; MUFG and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither MUFG nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxv) Title to Property. MUFG and its subsidiaries have good and marketable title to all real property owned by MUFG and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, result in a Material Adverse Effect; and all of the leases and subleases material to the business of MUFG and its subsidiaries, considered as one enterprise, and under which MUFG or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither MUFG nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of MUFG or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of MUFG or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except where the failure of the lease or sublease to be in full force and effect or such claim could not, singly or in the aggregate, result in a Material Adverse Effect.

(xxvi) Investment Company Act. None of the Issuer or MUFG is required, and upon the issuance and sale of the Preferred Securities and the Bank SPC Preferred Securities as contemplated herein and in the Bank SPC Preferred Securities Purchase Agreement and the application of the respective net proceeds therefrom as described in the Prospectus, none of them will be required, to register as, an “investment company” under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”).

(xxvii) Accounting Controls and Disclosure Controls. MUFG and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Prospectus, since the end of MUFG’s most recent audited fiscal year, there has been (I) no material weakness in MUFG’s internal control over financial reporting (whether or not remediated) and (II) no change in MUFG’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, MUFG’s internal control over financial reporting.

MUFG and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by MUFG in the reports that it files or submits under the 1934 Act, the Securities and Exchange Law of Japan and the rules and regulations of the Tokyo Stock Exchange is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, the Tokyo Stock Exchange and the rules and regulations under the Securities and Exchange Law of Japan, as the case may be, and is accumulated and communicated to MUFG’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxviii) Payment of Taxes. All Japanese income tax returns of MUFG, UFJ Holdings and their respective subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided, except for the failure to file returns or to pay taxes that would not result in a Material Adverse Effect. The Japanese income tax returns of MUFG, UFJ Holdings and their respective subsidiaries through the fiscal year ended March 31, 2005 have been settled and no assessment in connection therewith has been made against MUFG, UFJ Holdings and their respective subsidiaries, except where the failure to settle the returns or the making of the assessment would not result in a Material Adverse Effect. MUFG, UFJ Holdings and their respective subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by MUFG, UFJ Holdings and their respective subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of MUFG in respect of any income and corporation tax liability of MUFG, UFJ Holdings and their respective subsidiaries for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

(xxix) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that MUFG believes to be reliable and accurate, and MUFG has obtained the written consent to the use of such data from such sources where required for purposes of the Registration Statement.

(xxx) Foreign Corrupt Practices Act. Neither MUFG nor, to the knowledge of MUFG, any director, officer, agent, employee, affiliate or other person acting on behalf of MUFG or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and MUFG and, to the knowledge of MUFG, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxi) Money Laundering Laws. The operations of MUFG and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving MUFG or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of MUFG, threatened.

(xxxii) OFAC. None of MUFG or any of its subsidiaries or, to the knowledge of MUFG, any director, officer, agent, employee, affiliate or person acting on behalf of MUFG or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and none of MUFG or any of its subsidiaries will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxiii) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of MUFG or any of MUFG’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxiv) Pending Proceedings and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and neither the Issuer nor MUFG is the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Preferred Securities.

(xxxv) Listing of the Preferred Securities. Application has been made for the Preferred Securities to be approved for listing on the Singapore Stock Exchange (the “Singapore Stock Exchange”).

(xxxvi) Passive Foreign Investment Company. MUFG is not, and does not intend to become, as a result of the receipt and application of the proceeds of the sale of the Preferred Securities and the Bank SPC Preferred Securities, a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(xxxvii) No Public Offering in the Cayman Islands. None of the Issuer or MUFG has, or has caused its affiliates to, directly or indirectly, make any offer or invitation to the public in the Cayman Islands to subscribe for the Preferred Securities.

(xxxviii) Transfer Taxes. No stamp, issue, registration, documentary or transfer tax or duty or other similar tax or duty (collectively, “Transfer Taxes”) and no capital gains, income or withholding tax or other tax is payable by or on behalf of the Underwriters to any Cayman Islands or Japanese taxing or other Cayman Islands or Japanese governmental authority in connection with (a) the creation, issuance, sale or delivery by the Issuer of the Preferred Securities to the Underwriters in the manner contemplated by this Agreement, (b) assuming that none of the Underwriters has any permanent establishment in Japan for Japanese tax purposes, the sale by the Underwriters of the Preferred Securities in the manner contemplated by this Agreement and the Prospectus, (c) assuming that none of the Underwriters has any permanent establishment in Japan for Japanese tax purposes, the execution, delivery or performance of this Agreement or (d) the execution, delivery or performance of any of the other Transaction Documents or the consummation of any of the transactions contemplated therein.

(xxxix) Withholding Taxes. Except as described in the Prospectus, payments made by (a) the Issuer to the holders of the Preferred Securities, (b) MUFG to the holders of the Preferred Securities and the Issuer under the Subordinated Guarantee Agreement, (c) the Bank SPC to the Issuer in respect of the Bank SPC Preferred Securities and (d) BTMU to the Bank SPC in respect of the Senior Subordinated Loan Agreement, the Bank Junior Subordinated Loan Agreement and

the Support Agreement will not be subject under the current laws of the Cayman Islands or Japan or any political subdivision of the Cayman Islands or Japan to any withholdings or similar charges for or on account of taxation.

(xl) Validity under the Laws of the Cayman Islands and Japan. It is not necessary under the laws of the Cayman Islands, Japan or any political subdivision thereof or authority or agency therein in order to enable a subsequent purchaser of Preferred Securities or an owner of any interest therein to enforce its rights under the Preferred Securities or the Guarantee or to enable an Underwriter to enforce its rights under this Agreement that it should, as a result solely of its holding of Preferred Securities be licensed, qualified, or otherwise entitled to carry on business in the Cayman Islands, Japan or any political subdivision thereof or authority or agency therein; each of the Transaction Documents is in proper legal form under the laws of each of the Cayman Islands, Japan and any political subdivision thereof or authority or agency therein for the enforcement thereof against the Issuer and MUFG, as the case may be, therein; and it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Transaction Documents or the Preferred Securities in the Cayman Islands, Japan or any political subdivision thereof or agency therein that any of them be filed or recorded with any court, authority or agency in, or that any stamp, registration or similar taxes or duties be paid to any court, authority or agency of the Cayman Islands, Japan or any political subdivision thereof (except, in the case of the Cayman Islands, that nominal stamp duty may be payable).

(b) Officer’s Certificates. Any certificate signed by any officer of MUFG or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by MUFG to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuer agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Issuer, at a price of ¥• per Preferred Security, the number of Preferred Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities. In consideration of the agreement of the Underwriters to act as managers in connection with the offering of the Preferred Securities, the Issuer and MUFG agree to pay a commission of ¥• per Preferred Security for each Preferred Security purchased by the Underwriters.

(b) Payment. Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, Ark Mori Building, 37th Floor, 12-32, Akasaka 1-chome, Minato-ku, Tokyo, Japan, or at such other place as shall be agreed upon by the Representatives, the Issuer and MUFG, at • [a./p.]m. (London time) on •, 2006 (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten Business Days after such date as shall be agreed upon by the Representatives, the Issuer and MUFG (such time and date of payment and delivery being herein called “Closing Time”). “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City or London are generally authorized or obligated by law or executive order to close.

MUFG and the Issuer acknowledge that to facilitate settlement at the Closing Time, Merrill Lynch, on behalf of the Underwriters, expects to authorize the transfer on the preceding business day of the purchase price for the Preferred Securities by wire transfer of immediately available funds to a bank account designated by the Issuer and MUFG. The Issuer and MUFG agree that they will as soon as practicable return or cause the return of any such payment to the Representatives or their agent if the Preferred Securities to be delivered at the Closing Time are not delivered (i) because of the non-occurrence of any of the conditions in Section 5 hereof or (ii) due to the termination of this Agreement in accordance with Section 9 hereof or otherwise. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. Merrill Lynch, individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

MUFG and the Issuer shall pay the commission referred to in Section 2(a) hereof to the Representatives or their agent on behalf of the Underwriters as soon as practicable following the Closing Time, but in any event no later than the business day immediately following the Closing Time.

(c) Issuance Taxes. The Issuer and MUFG will bear and pay any Transfer Taxes, including any interest and penalties, on the creation, issuance and sale of the Preferred Securities and their initial resale to subsequent purchasers in accordance with the terms of this Agreement and on the execution and delivery of this Agreement and any value-added tax payable in connection with the expense reimbursement payable by the Issuer and MUFG pursuant to this Agreement.

(d) Denominations; Registration. Certificates representing the Preferred Securities shall be issued in the name of Chase Nominees Limited, as nominee of a common depositary of Euroclear and Clearstream, and delivered to the Agents as custodian, and shall be issued in respect of such number of Preferred Securities as the Representatives may request in writing at least one full New York Business Day before the Closing Time. The certificates representing the Preferred Securities will be made available for examination by the Representatives in The City of New York not later than 10:00 a.m. (New York City time) on the New York Business Day prior to the Closing Time.

SECTION 3. Covenants of the Issuer and MUFG. Each of the Issuer and MUFG jointly and severally covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees. The Issuer and MUFG, subject to Section 3(b) hereof, will comply with the requirements of Rule 430B and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Preferred Securities or the Guarantee shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Preferred Securities or the Guarantee for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Issuer or MUFG becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Preferred Securities or the Guarantee. Each of the Issuer and MUFG will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Issuer and MUFG will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Issuer and MUFG shall pay the required Commission filing fees relating to the Preferred Securities and the Guarantee within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations.

(b) Filing of Amendments and Exchange Act Documents. The Issuer and MUFG will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Preferred Securities or the Guarantee or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Issuer and MUFG will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document which is promptly disapproved by the Representatives or counsel for the Underwriters on a reasonable basis. The Issuer and MUFG have given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Issuer and MUFG will give the Representatives notice of their intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document which is promptly disapproved by the Representatives or counsel for the Underwriters except for any document that in the written opinion of counsel to the Issuer, MUFG or BTMU is required to be filed by the 1934 Act.

(c) Delivery of Registration Statements. The Issuer and MUFG have furnished or will deliver to the Representatives, without charge, signed copies of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof), and will also deliver to the Representatives, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Issuer and MUFG have delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Issuer and MUFG hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Issuer and MUFG will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Issuer and MUFG will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Preferred Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Issuer and MUFG, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Issuer and MUFG will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment, supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Issuer and MUFG will use their best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Preferred Securities and the Guarantee) and the Issuer and MUFG will furnish to the Underwriters such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or any other registration statement relating to the Preferred Securities or the Guarantee or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Issuer and MUFG will promptly notify Merrill Lynch and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) Blue Sky Qualifications. The Issuer and MUFG will use their best efforts, in cooperation with the Underwriters, to qualify the Preferred Securities and the Guarantee for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Issuer and MUFG shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Issuer and MUFG will also supply the Underwriters with such information as is necessary for the determination of the legality of the Preferred Securities and the Guarantee for investment under the laws of such jurisdictions as the Underwriters may request.

(g) Rule 158. Each of the Issuer and MUFG will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h) Use of Proceeds. Each of the Issuer, the Bank SPC and BTMU will use the respective net proceeds received by it from the sale of the Preferred Securities, the Bank SPC Preferred Securities and the Senior Subordinated Loans, as the case may be, in the manner specified in the Prospectus under “Use of Proceeds.”

(i) Listing. The Issuer and MUFG will use their best efforts to effect and, so long as any of the Preferred Securities remains outstanding, use their commercially reasonable efforts to maintain, the listing of the Preferred Securities on the Singapore Stock Exchange or an alternative exchange.

(j) Restriction on Sale of Securities. During a period of 30 days from the date of the Prospectus, the Issuer and MUFG will not, without the prior written consent of the Representatives,

directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, any preference stock of the Issuer or MUFG or any other finance subsidiary of MUFG established for the purpose of issuing securities that would qualify as Tier 1 capital of MUFG or any securities that are convertible into, or exchangeable for, any of the Preferred Securities or such other preference stock, except for any issuance of preference stock which is required by applicable laws.

(k) Reporting Requirements. The Issuer and MUFG, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l) Issuer Free Writing Prospectuses. Each of the Issuer and MUFG represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Issuer, MUFG and the Representatives, it has not made and will not make any offer relating to the Preferred Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Issuer, MUFG and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Issuer and MUFG represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(m) Ratings. The Issuer and MUFG shall take all reasonable action necessary to enable Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group, a division of McGraw Hill, Inc. (“S&P”) to provide credit ratings of the Preferred Securities.

(n) Euroclear and Clearstream. The Issuer and MUFG will cooperate with the Representatives and use their best efforts to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of Euroclear and Cleastream.

(o) Notice to the Financial Services Agency. Following execution of this Agreement, BTMU will submit in a timely manner the notices required to be submitted to the Commissioner of the Financial Services Agency of Japan under the Banking Law of Japan.

(p) Notice to the Minister of Finance. Following execution of this Agreement, MUFG, the Issuer, BTMU and the Bank SPC will submit in a timely manner the reports required to be submitted to the Minister of Finance of Japan through the Bank of Japan under the Foreign Exchange and Foreign Trade Law of Japan.

(q) No Public Offering in the Cayman Islands. Each of the Issuer and MUFG represents, warrants and agrees that it will not, and will cause its affiliates not to, directly or indirectly, make any offer or invitation to the public in the Cayman Islands to subscribe for the Preferred Securities.

(r) No Stabilization. None of the Issuer, MUFG or any of their respective Affiliates, or any person acting on any of their behalf (other than the Underwriters and their respective Affiliates, as to whom none of the Issuer or MUFG makes any representation) will take, directly or indirectly, any action designed to cause or to result in, or that will constitute or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of MUFG or any of its subsidiaries to facilitate the sale or resale of the Preferred Securities.

(s) Public Announcements. During the period beginning on the date hereof and ending on the earlier of the date 180 days after the Closing Time and the date of the completion of the placement of the Preferred Securities, as evidenced by a notice in writing from the Representatives to MUFG (which written notice must be delivered promptly upon completion of the placement), MUFG will not, and will cause its subsidiaries and all other parties acting on its behalf not to, issue any public announcement or participate in any press or other financial conference which could reasonably be expected to have a material effect on the distribution of the Preferred Securities, without obtaining the prior written approval of the Representatives.

(t) U.S. Tax Election. Each of the Issuer and the Bank SPC will properly and timely file a Form 8832 with the U.S. Internal Revenue Service in order to be treated as a partnership for U.S. federal income tax purposes, effective as of the date of its formation. The Issuer will make available to any U.S. holder a copy of the Form 8832 filed with respect to the Issuer upon written request by such U.S. holder to the Agent through the Euroclear or Clearstream participant holding interests in the preferred securities for such U.S. holder.

SECTION 4. Payment of Expenses.

(a) Expenses. Unless otherwise agreed, each of the Issuer and MUFG jointly and severally agrees to pay or cause to be paid all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, the other Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Preferred Securities, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, including any Transfer Taxes payable upon the sale, issuance and delivery of the Preferred Securities to the Underwriters as specified in Section 2 hereof and any charges of clearing agencies in connection therewith, (iv) the fees and disbursements of counsel, accountants and other advisors to the Issuer and MUFG, (v) the qualification of the Preferred Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses in connection with the Agency Agreement and the Calculation Agent Agreement, including the fees and disbursements of counsel for the Agents in connection with the Transaction Documents and the Preferred Securities, (ix) any fees payable in connection with the rating of the Preferred Securities, (x) the fees and expenses incurred in connection with the listing of the Preferred Securities on the Singapore Stock Exchange, including the fees and disbursements of counsel retained in connection therewith, and (xi) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Preferred Securities made by the Underwriters caused by a breach of the representation contained in the sixth paragraph of Section 1(a)(ii) hereof.

(b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Issuer and MUFG shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Issuer and MUFG contained in Section 1 hereof or in certificates of any officer of MUFG or any subsidiary of MUFG delivered pursuant to the provisions hereof, to the performance by the Issuer and MUFG of their covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B).

(b) Opinions of Counsel for the Issuer and MUFG. At Closing Time, the Representatives shall have received the favorable opinions and disclosure letters, as the case may be, each dated as of Closing Time, of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for the Issuer and MUFG, (ii) Nagashima, Ohno & Tsunematsu, Japanese counsel for the Issuer and MUFG, (iii) Maples and Calder, Cayman Islands counsel for the Issuer and MUFG, and (iv) the general counsel of UnionBanCal Corporation, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters.

(c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the opinion and disclosure letter, reasonably satisfactory to them, each dated as of Closing Time, of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters. Such counsel may state that, insofar as such opinion or disclosure letter involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of MUFG and its subsidiaries and certificates of public officials.

(d) Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer or MUFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a Director of each of the Issuer and a certificate of a Representative Director of MUFG, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Issuer and MUFG has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission and (v) the representations made in the certificate of the chief financial officer of MUFG delivered to the Representatives at the time of execution of this Agreement pursuant to Section 5(e) hereof remain accurate at and as of Closing Time.

(e) Chief Financial Officer’s Certificate. At the time of execution of this Agreement, the Representatives shall have received a certificate of the chief financial officer of MUFG, dated as of such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such certificate for each of the other Underwriters, with respect to certain of the financial statements and financial information contained in the Registration Statement and the Prospectus and other financial information of MUFG.

(f) Accountants’ Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from each of Deloitte Touche Tohmatsu and ChuoAoyama PricewaterhouseCoopers a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(g) Bring-down Comfort Letters. At Closing Time, the Representatives shall have received from each of Deloitte Touche Tohmatsu and ChuoAoyama PricewaterhouseCoopers a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in their respective letters furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(h) Maintenance of Rating. At Closing Time, the Preferred Securities shall be rated at least Baa2 by Moody’s and BBB by S&P, and MUFG shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Preferred Securities or any debt securities of MUFG, BTMU or Mitsubishi UFJ Trust and Banking Corporation (“MUTB”) by Japan Credit Rating Agency, Ltd., Rating and Investment Information, Inc. or any “nationally recognized statistical rating agency,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Preferred Securities or any debt securities of MUFG, BTMU or MUTB.

(i) Approval of Listing. At Closing Time, the Preferred Securities shall have been approved-in-principle for listing on the Singapore Stock Exchange, subject only to official notice of issuance.

(j) Tier 1 Treatment. To MUFG’s knowledge, the FSA has not objected to the treatment by MUFG of the Preferred Securities and by BTMU of the Bank SPC Preferred Securities as core (or Tier 1) capital under applicable banking regulations in Japan.

(k) Clearing Systems. At the Closing Time, the Preferred Securities shall have been designated eligible for clearing and settlement through the facilities of Euroclear and Clearstream.

(l) Transaction Documents. The execution and delivery of each of the other Transaction Documents shall have occurred prior to or at the Closing Time, each of the other Transaction Documents shall be in full force and effect at the Closing Time, and the closings contemplated in each of the other Transaction Documents shall have occurred prior to or simultaneously with the issuance of the Preferred Securities.

(m) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Issuer and MUFG in connection with the issuance and sale of the Preferred Securities as herein contemplated and in connection with the other transactions contemplated in the other Transaction Documents shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Issuer and MUFG at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7 and 8 hereof shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriters. Each of the Issuer and MUFG jointly and severally agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of each of the Issuer and MUFG;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuer and MUFG by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of the Issuer, MUFG, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless each of the Issuer, MUFG, their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Issuer or MUFG within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuer and MUFG by such Underwriter through Merrill Lynch expressly for use therein.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by MUFG. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and MUFG on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and MUFG on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Issuer and MUFG on the one hand and the Underwriters on the other hand in connection with the offering of the Preferred Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Preferred Securities pursuant to this Agreement (before deducting expenses) received by the Issuer and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Preferred Securities as set forth on the cover of the Prospectus.

The relative fault of the Issuer and MUFG on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer or MUFG or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Each of the Issuer, MUFG and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of each of the Issuer and MUFG, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Issuer or MUFG within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Issuer and MUFG. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Preferred Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of MUFG or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Issuer or MUFG, and (ii) delivery of and payment for the Preferred Securities.

SECTION 9. Termination of Agreement.

(a) Termination; General. The Representatives may terminate this Agreement, by notice to the Issuer and MUFG, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer or MUFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in Japan, the United Kingdom, the United States or other international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or (iii) if trading in any securities of MUFG or any of its subsidiaries has been suspended or materially limited by the Commission, the Financial Services Agency of Japan, the U.K. Listing Authority, the London Stock Exchange, the Luxembourg Stock Exchange, the New York Stock Exchange or the Tokyo Stock Exchange, or if trading generally on the American Stock Exchange, the London Stock Exchange, the New York Stock Exchange or the Tokyo Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., the Financial Services Agency of Japan, the U.K. Listing Authority or any other governmental authority other than daily limits or ranges imposed in the ordinary course by the Tokyo Stock Exchange, or a material disruption has occurred in commercial banking or securities settlement, or (iv) if a material disruption has occurred in commercial banking or securities settlement or clearance services in Japan or the United States, or with respect to Clearstream or Euroclear systems in Europe, or (v) if there occurs any change or development involving a prospective change in Cayman Islands or Japanese taxation adversely affecting the Issuer, MUFG, the Preferred Securities or the transfer thereof, or (vi) if a banking moratorium has been declared by any relevant authority in Japan, London, New York or the United States.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Preferred Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a) if the number of Defaulted Securities does not exceed 10% of the aggregate number of the Preferred Securities to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount of the Preferred Securities constituting Defaulted Securities in the proportions that their respective underwriting obligations of the Preferred Securities hereunder bear to the underwriting obligations of the Preferred Securities of all non-defaulting Underwriters, or

(b) if the number of Defaulted Securities exceeds 10% of the aggregate number of the Preferred Securities to be purchased hereunder and arrangements satisfactory to the Underwriters and the Issuer for the purchase of such Preferred Securities are not made within 36 hours of such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, any of the Representatives, the Issuer or MUFG shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Merrill Lynch at 4 World Financial Center, New York, New York 10080, attention of Transaction Management Group; and notices to the Issuer and MUFG shall be directed to them at 2-7-1, Marunouchi, Chiyoda-ku, Tokyo 100-8330, Japan, attention of Financial Planning Division, General Manager.

SECTION 12. No Advisory or Fiduciary Relationship. Each of the Issuer and MUFG acknowledges and agrees that (a) the purchase and sale of the Preferred Securities pursuant to this Agreement, including the determination of the public offering price of the Preferred Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuer and MUFG, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Issuer or MUFG, or any of their respective stockholders, creditors or employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuer or MUFG with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Issuer or MUFG on other matters) and no Underwriter has any obligation to the Issuer or MUFG with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuer and MUFG, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuer and MUFG have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, MUFG and the Issuer and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, MUFG and the Issuer and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, MUFG and the Issuer and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. Consent to Jurisdiction; Appointment of Agent for Service of Process.

(a) Each of the Issuer and MUFG irrevocably consents and agrees for the benefit of the holders of the Preferred Securities and the Underwriters that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement, the Preferred Securities or the Guarantee may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and any appellate court from any thereof and, until all amounts due and to become due in respect of all the Preferred Securities have been paid, or until any such legal action, suit or proceeding commenced prior to such payment has been concluded, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

(b) Each of the Issuer and MUFG hereby irrevocably designates, appoints and empowers Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States, Attention: Robert E. Hand, Esq., General Counsel, with offices currently at 1251 Avenue of the Americas, New York, New York 10020-1104, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement, the Preferred Securities, the Guarantee or any additional agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, it being understood and agreed that the designation, appointment and empowerment of Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States as such authorized agent shall become effective immediately upon the execution of this Agreement without any further action on the part of the Issuer, MUFG or any other person or entity. Each of the Issuer and MUFG represents to each Underwriter that it has notified Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States of such designation, appointment and empowerment and that Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States has accepted the same. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, each of the Issuer and MUFG agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 14 satisfactory to the Underwriters. Each of the Issuer and MUFG further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Section 14 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to it, at its address specified in or designated pursuant to this Agreement. Each of the Issuer and MUFG agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Underwriters to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Issuer or MUFG or bring actions, suits or proceedings against either of them in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Issuer and MUFG hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement, the Preferred Securities or the Guarantee brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section 14 shall survive any termination of this Agreement, in whole or in part.

SECTION 15. Waiver of Immunities. To the extent that the Issuer or MUFG or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the other Transaction Documents or any additional agreement, each of the Issuer and MUFG hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

SECTION 16. Foreign Taxes. All payments by the Issuer and MUFG to each of the Underwriters hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereinafter imposed, levied, collected, withheld or assessed by the Cayman Islands, Japan or any other jurisdiction in which the Issuer or MUFG has an office from which payment is made or deemed to be made, excluding (i) any such tax imposed by reason of such Underwriter having some connection with any such jurisdiction other than its participation as Underwriter hereunder, and (ii) any income or franchise tax on the overall net income of such Underwriter imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York (all such non-excluded taxes, “Foreign Taxes”). If the Issuer or MUFG is prevented by operation of law or otherwise from paying, causing to be paid or remitting that portion of amounts payable hereunder represented by Foreign Taxes withheld or deducted, then amounts payable under this Agreement shall, to the extent permitted by law, be increased to such amount as is necessary to yield and remit to each Underwriter an amount which, after deduction of all Foreign Taxes (including all Foreign Taxes payable on such increased payments) equals the amount that would have been payable if no Foreign Taxes applied.

SECTION 17. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in the City of New York on the business day preceding that on which final judgment is given. The obligation of each of MUFG and the Issuer with respect to any sum due from it to any Underwriter or any person controlling any Underwriter or any affiliate of any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person or affiliate of any sum in such other currency, and only to the extent that such Underwriter or controlling person or affiliate may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person or affiliate hereunder, each of MUFG and the Issuer agrees, jointly and severally, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person or affiliate against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person or affiliate hereunder, such Underwriter or controlling person or affiliate agrees to pay to the relevant of MUFG and the Issuer an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person or affiliate hereunder.

SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 19. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 21. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer and MUFG a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Issuer and MUFG in accordance with its terms.

Very truly yours,

MUFG CAPITAL FINANCE 3 LIMITED

By:
Name:
Title:

MITSUBISHI UFJ FINANCIAL GROUP, INC.

By:
Name:
Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:
Authorized Signatory

NOMURA INTERNATIONAL PLC

By:
Authorized Signatory

MITSUBISHI UFJ SECURITIES INTERNATIONAL PLC

By:
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

Name of Underwriter	Number of Preferred Securities
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Nomura International plc
Mitsubishi UFJ Securities International plc

Total

Sch A-1

[SCHEDULE B]

[Pricing Termsheet]

Sch B-1

[SCHEDULE C]

[List of Subsidiaries]

Exhibit D-1